UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09815

THE ARBITRAGE FUNDS

(exact name of registrant as specified in charter)

41 Madison Avenue, 42nd Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

John S. Orrico

Water Island Capital, LLC

41 Madison Avenue

42nd Floor

New York, NY 10010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-259-2655

Date of fiscal year end: May 31

Date of reporting period: June 1, 2011 – May 31, 2012

Item 1.	Reports to Stockholders.

The Arbitrage Funds	Shareholder Letter
May 31, 2012

Dear Shareholders,

Volatility and uncertainty were once again dominant themes for investors during the 12-month period ended May 31, 2012, as they were in the previous fiscal year. Early in the period, markets plunged due to worries about sovereign credit issues and a pervasive political stalemate. Those concerns were largely focused on dramatic events in many European countries, but also on a political stalemate in the U.S., which placed additional roadblocks on the anemic economic recovery in developed markets. Unfortunately, most of 2011 became a painful exercise in waiting for European leaders to develop a structure to provide assistance to indebted countries. In this difficult macroeconomic environment, long-only investors tended to swoop in and buy a wide swath of securities as soon as a favorable development in the ongoing sovereign debt crisis was announced. For example, the infusion of €500 billion ($650 billion) by the European Central Bank (ECB) in the form of long-term refinancing options (LTRO) in December 2011 lifted stocks early in the first few months of 2012. However, these investors generally sold just as quickly when negative news headlines popped up towards the end of the fiscal year in what is otherwise known as “risk on, risk off” investing.

In contrast to the uncertain macroeconomic picture, corporate fundamentals appeared quite strong during the fiscal year. Cash flow remained high with margins at pre-crisis levels. Many industries materially reduced capacity and have stable, profitable business at current levels of activity. Balance sheets are stronger than in recent years, often significantly so, and supply chains are much leaner. In the U.S., corporations held $1.74 trillion of cash on their balance sheets at year-end 2011, according to a recent quarterly Federal Reserve flow of funds report.

Through the first five months of 2012, the total dollar value of global mergers and acquisitions (M&A) volume was $435.8 billion for 605 deals, a decrease from $570.6 billion and 681 deals through the same period a year ago, according to Dealogic. Finance companies accounted for the largest number of transactions, followed by technology, energy, and telecommunications. Deals in the Americas accounted for 38% of the volume followed by Europe, Middle East, and Africa (EMEA) at 39% and Asia Pacific at 23%. As a reflection of the large amount of cash on corporate balance sheets, M&A transactions with a cash-only payment method accounted for 67% of global M&A volume in the first five months of 2012. In addition, 14% of the deals over this period were completed through a cash/stock combination (81% of the deals through May 31, 2012, involved cash in some form), and 19% of the transactions used stock.

Despite the slow start in 2012, the number of mergers and acquisitions completed in 2011 continued to increase from the nadir for M&A activity in 2009. Transactions were generally small-to mid-sized purchases and featured many companies venturing beyond their borders to expand. Economic uncertainty reduced many buyers’ willingness to commit to large, game-changing transactions, and dampened valuations reduced many companies’ willingness to sell. A global increase in regulatory scrutiny, exemplified by the U.S. Department of Justice’s lawsuit to prevent AT&T from acquiring T-Mobile (the deal was not in our portfolios), also increased the perceived risks of major transactions.

The issues discussed above placed pressure on the returns of some arbitrageurs and event-driven managers who found themselves with either too much leverage or risk in their portfolios at various times throughout the fiscal year. Starting in the late spring of 2011, these event-driven portfolios began to deteriorate due to faltering markets as investors began to question the financial leverage, optimistic valuations, and credit availability underlying more speculative situations. In fact, investors in the high-profile deal involving auto rental firm Dollar Thrifty (not a transaction we invested in at

Annual Report | May 31, 2012	1

The Arbitrage Funds	Shareholder Letter
May 31, 2012

that time) saw their investment fall nearly 30% from early April 2011 to early August when Avis, one of two suitors, abandoned its interests in Dollar Thrifty to pursue another acquisition target, and ultimately, the deal unraveled. As is typical during periods of market stress, exposure to non-definitive, non-strategic merger situations can lead to losses, particularly for those investors who take on substantial leverage. The key to success during such periods, in our view, is to be properly positioned to take advantage of this distress through selective investing, while maintaining an opportunistic stance with regard to risk-taking. Because of our disciplined and unleveraged investment approach, we are often able to trade opportunistically, but cautiously when others are forced sellers. At all times, we strive to follow our mandate to remain focused on the quality transactions at hand and manage risk accordingly, while staying vigilant for opportunistic situations. To further reduce risk, we also have learned that keeping some cash on hand is helpful if spreads widen unexpectedly, and that it is crucial to remain diversified across a variety of metrics such as industry sectors, geographies, and deal durations.

As we look forward to fiscal year 2013, low interest rates continue to pressure M&A spreads, but we believe that the long-term specter of rising short-term rates may eventually become a tailwind for this strategy. Additionally, record levels of corporate cash and historically low interest rates may eventually boost the level of M&A activity in calendar year 2012, according to a recent survey of executives conducted by KPMG LLP, the audit, tax, and advisory firm, and Knowledge@Wharton, the research and analysis arm of the Wharton School of the University of Pennsylvania.1 Of the 825 executives surveyed, almost seven of ten respondents expected their companies to make at least one acquisition in 2012, compared with 57% in 2011. About 30% of the executives surveyed said the need to expand geographic reach was the primary M&A motivator for corporations, while the need for entering new lines of business and expanding their customer bases were the next two most popular rationales, cited by 18% and 17% of respondents, respectively. Financial services, telecommunications technology, healthcare, pharmaceuticals, and energy were the top industries for M&A activity mentioned by the executives who responded to the survey. 2

Meanwhile, Water Island Capital has continued to upgrade its infrastructure in order to take advantage of the many cross-border consolidation opportunities witnessed across the globe. Elevated deal flow in the Asia-Pacific (APAC) region has led to the addition of investment professionals who are dedicated to the area. We’ve also added professionals to our London-based team, focused on investments in Europe, the Middle East, and Africa (EMEA).

As always, we want to take this opportunity to thank you, our fellow shareholders, for the support you have given our organization over the past 11 years.

Sincerely,

The Investment Team

Water Island Capital

1 Knowledge@Wharton/KPMG LLP Survey: Executives Show Guarded Optimism about M&A in the Year Ahead, February 2012.

http://www.kpmg.com/US/en/IssuesAndInsights/ArticlesPublications/ Documents /executives-optimistic-about-ma-in-the-year-ahead.pdf

2 Ibid.

Sovereign debt is foreign government debt usually denominated in the country’s own currency.

2	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Manager Commentary
May 31, 2012 (Unaudited)

The Arbitrage Fund | NASDAQ Ticker Symbols | ARBNX, ARBFX, ARBCX

The Fund’s Goal

Merger arbitrage is a sub-set of a broader event-driven strategy, which seeks to profit from investing in securities that are involved in corporate events such as mergers and acquisitions. Typically merger arbitrage is a low volatility strategy pursued by absolute-return-minded investors. At Water Island Capital, our goal is to capture a return stream with a low correlation to the overall markets.

Performance Overview

The Arbitrage Fund generated a return of 2.54% for the retail share class (ARBFX), and 2.74% for the institutional share class (ARBNX) for the 12 months ended May 31, 2012. For the same period, the Fund outperformed the broad U.S. stock market as measured by the -0.41% total return of the Standard & Poor’s 500 Index (S&P 500) and also the universe of hedge funds with a similar strategy as measured by the HFRI Event Driven: Merger Arbitrage Index’s +0.42% total return. However, the Fund underperformed the broad U.S. bond market, which rallied as interest rates fell during the fiscal year, as measured by the +7.12% total return of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance is essentially in line with our target returns in today’s low-interest-rate environment, which continued to keep spreads in check for a third year in a row. Strategic deals continued to dominate the portfolio, which had an average deal duration of roughly 68 days as of fiscal year-end.

The Fund has posted positive returns now for 22 of the past 30 quarters. Of equal importance to our risk-conscious investors, it has continued to do so, by design, with significantly less volatility than the broader equity markets. As of May 31, 2012, the Fund’s three-year annualized standard deviation was 2.91%. By contrast, the S&P 500’s three-year annualized standard deviation was 16.03% as of fiscal year-end.

The Fund has delivered this low volatility while having low or even negative correlations compared to its benchmarks. Versus the Barclays Capital U.S. Aggregate Bond Index, the Fund’s correlation over three years was -0.10 as of fiscal year-end. Compared to equities, represented by the S&P 500, it was 0.36 over the three-year period ended May 31, 2012.

Investment Strategy

The Fund seeks to achieve capital growth by engaging in merger arbitrage. The strategy’s focus is to capture returns from corporate events, generate market neutral capital growth, preservation of capital, consistent and positive returns, and achieve low correlation, and low volatility. The Fund’s general investment approach can be best described as risk averse, and many systems, policies, and procedures are in place to facilitate this low-risk approach. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. In attempting to achieve its investment strategy, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both U.S. and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. The Fund’s investment advisor uses investment strategies designed to minimize market exposure, including short selling along with purchasing and selling options. The most common merger arbitrage activity, and the approach generally used by the Fund, involves

Annual Report | May 31, 2012	3

The Arbitrage Fund	Manager Commentary (continued)
May 31, 2012 (Unaudited)

purchasing the shares of an announced acquisition target company at a discount to their expected value upon the acquisition’s completion. That difference, or “spread,” is the primary driver of returns for this strategy. There is no limit to the number of stocks the Fund can hold, however, the Fund typically invests in 40-80 deals at any given time. Each deal will have one, or perhaps two, equity positions (a long and short position in a stock-for-stock deal) and, in many cases, associated derivative positions for hedging purposes.

Manager’s Discussion

Demonstrating the Fund’s global reach, of the 208 deals closed during the fiscal year, 132 were in the Americas, 41 in Asia Pacific and 35 in Europe, the Middle East, and Africa. Examining industry sectors, technology, industrials, energy, and healthcare continued to dominate, as they have in the past four years. In the technology sector, many opportunities for consolidation and acquisitions exist due to industry fragmentation and overcapacity. Technology firms produce extremely sophisticated and difficult-to-replicate devices or software, especially since much of the technology is protected by patents. As a result, acquirers have been pursuing targets in desirable technological niches or that offer a valuable portfolio of patents.

During the Fund’s fiscal year, one of our most profitable deals was our investment in Google’s purchase of Motorola Mobility Holdings, Inc. (MMI). Motorola Mobility Holdings manufactures smartphones and computer tablets, and owns approximately 17,000 issued patents and 6,800 applications, including standard essential patents (SEPs). In general, SEPs are important for implementing certain telecommunication standards such as 3G or 4G/LTE, and WiFi and WiMax in smartphones. The deal closed in late May with Google acquiring MMI for $40.00 per share in an all-cash $12.5 billion transaction. Google purchased the company for its mobile handset business, and, more importantly, for a suite of patents to help bolster protection for its Android mobile phone operating system in the extremely litigious global mobile device market; however, regulatory hurdles delayed the deal’s closure for four months. The U.S. Department of Justice and the European Commission cleared Google’s acquisition without any conditions in February. However, the Ministry of Commerce of the People’s Republic of China (MOFCOM) did not approve the acquisition until May. The long regulatory delay added to the deal’s volatility, as many arbitrageurs feared that the deal would be scuttled and, in turn, caused it to be a detractor in some quarters during the fiscal year. However, our confidence that the strategic rationale for the purchase was not anti-competitive was validated, and the deal’s successful closure led to a significant return for the Fund.

Another profitable investment for the Fund during fiscal 2012 involved a competitive bidding situation for packaging manufacturer Graham Packaging. Publicly-traded peer Silgan Holdings launched a friendly stock-and-cash bid for Graham valued at close to $1.4 billion, or approximately $22 per share. Within the packaging industry, there has been significant consolidation in the past few years, as companies have been seeking competitive advantages by increasing their geographic reach, trimming expenses, and gaining synergies through acquisitions. A merger between the two made strategic sense: Graham Packaging’s focus is on plastics, while Silgan’s expertise is metal food containers and closures. The market signaled its opinion of Silgan’s offer by lifting its share price by 20% during the two trading days following the deal’s announcement. Two months later, in June 2011, privately held Rank Group Ltd., a New Zealand-based packaging peer, launched its own

4	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Manager Commentary (continued)
May 31, 2012 (Unaudited)

hostile bid of $25 per share in cash, topping Silgan’s bid with a considerable all-cash premium. The last round of bidding ended in a board-endorsed $25.50 per share cash bid from the Rank Group. The portfolio realized a strong return on the investment as the increased share consideration paid over the original Silgan offer resulted in a gain of close to 16% above our original cost basis.

In contrast, an unprofitable deal for the Fund was the ill-fated acquisition by The Gores Group (Gores) of auto parts retailer The Pep Boys–Manny, Moe & Jack (Pep Boys), which was announced in late January and originally scheduled to close in the first few months of calendar year 2012. Total enterprise value of the transaction would have been approximately $1.0 billion, or $15.00 per share in an all-cash deal. Following completion of the transaction, Pep Boys would have become a privately held company. However, in May, Gores reversed its course of action bound by the merger agreement and decided not to purchase Pep Boys after it reported a weak quarterly earnings report due to a mild winter that drastically reduced sales of auto parts. Since that announcement, however, we have been opportunistically selling our position in Pep Boys into strength. Events that have allowed us to gradually reduce our Pep Boys’ holdings on positive news have included analysts’ upgrades and optimistic management commentary.

Another detractor for the fiscal year was our investment in the purchase of Progress Energy by Duke Energy. Just as with the Google-MMI deal, the need for regulatory approvals delayed the deal’s closure. This large utility deal was struck in January 2011, and like all such transactions, requires approvals from multiple regulatory bodies. For this deal to be completed, regulatory approval was required by North Carolina, South Carolina, and the Federal Energy Regulatory Commission (FERC). Most utility transactions can take up to a year to close due to the many, necessary regulatory approvals, and we were originally estimating the deal would close by the end of calendar year 2011. We thought this timeline could be achieved because FERC had granted conditional approval on September 30, 2011. Two months later, however, FERC backpedaled and granted requests for a rehearing of the (previously granted) conditional approval. This reversal pushed the deal’s closure into calendar year 2012. This caused the spread to widen, reflecting the new time frame for the transaction’s closure. Given the Fund’s full position, our investment in the deal detracted from the Fund’s returns for the fiscal year. Nevertheless, timing is the only issue involved in this deal: North and South Carolina endorsed the transaction as being positive for the region, and the companies worked diligently to secure FERC approval, which occurred after the close of the fiscal year. We anticipate that the investment could generate profits for the Fund once the deal closes in early fiscal year 2013.

Standard deviation is a measure of the dispersion of a set of data from its mean.

Negative correlation is a relationship between two variables in which one variable increases as the other decreases, and vice versa. A perfect negative correlation is represented by -1.00, while 0.00 indicates no correlation and a perfect positive correlation is represented by +1.00.

Annual Report | May 31, 2012	5

The Arbitrage Fund	Portfolio Information
May 31, 2012 (Unaudited)

Performance (annualized returns as of May 31, 2012)

	One Year	Five Year	Ten Year	Since Inception*
Arbitrage Fund, Class R	2.54%	3.51%	4.59%	5.24%
Arbitrage Fund, Class I	2.74	3.72	–	3.74
HFRI Event Driven: Merger Arbitrage Index	0.42	2.66	4.97	4.92
S&P 500 Index	-0.41	-0.92	4.14	1.07
Barclays Capital U.S. Aggregate Bond Index	7.12	6.72	5.72	6.29

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns do not reflect a 2% redemption fee for shares that are redeemed from the fund within 30 days of purchase, which, if reflected, would reduce the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

*Class R inception: 9/17/00; Class I inception: 10/17/03.

The Total Annual Fund Operating Expenses for Class R and Class I are 2.17% and 1.92%, respectively. The Advisor has agreed to waive fees in excess of 1.69% and 1.44% for Class R and Class I, respectively, until at least August 31, 2015.

The HFRI Event Driven: Merger Arbitrage Index is an index consisting of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits.

The S&P 500 Index is an unmanaged index consisting of 500 stocks.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

6	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio Information (continued)
May 31, 2012 (Unaudited)

Growth of $10,000 Investment

Sector Weighting (as a percentage of total investments)

The following chart shows the sector weightings of the Arbitrage Fund’s investments in common stock, money market fund, purchased options and exchange traded funds along with other investment categories as of the report date, as a percentage of assets under management. The industry classifications presented below are for investments in common stock.

Annual Report | May 31, 2012	7

The Arbitrage Fund	Portfolio of Investments
May 31, 2012

	Shares	Value
COMMON STOCKS - 77.27%
Aerospace & Defense - 5.58%
Allied Defense Group, Inc.(a)(b)	398,319	$796,638
Goodrich Corp.(c)(d)	1,364,610	171,627,000

		172,423,638

Apparel - 0.02%
Billabong International Ltd.	364,482	681,680

Auto Manufacturers - 0.00% (e)
Fiat Industrial SpA	67	674

Banks - 0.15%
Bank Danamon Indonesia Tbk	350,000	197,340
Encore Bancshares, Inc.(a)	208,127	4,289,498

		4,486,838

Biotechnology - 2.98%
Ardea Biosciences, Inc.(a)	2,101,502	67,142,989
Illumina, Inc.(a)(d)	580,826	25,010,367

		92,153,356

Building Materials - 0.39%
Interline Brands, Inc.(a)	481,553	12,072,534

Chemicals - 5.18%
Solutia, Inc.(c)	5,824,035	159,928,001

Commercial Services - 0.07%
United Rentals, Inc.(a)(d)	62,890	2,172,849

Computers - 0.57%
EasyLink Services International Corp. - Class A(a)	1,594,702	11,465,907
Logica Plc	3,630,333	6,204,885

		17,670,792

Diversified Financial Services - 1.36%
Edelman Financial Group, Inc.	768,176	6,598,632
Osaka Securities Exchange Co. Ltd.	6,134	35,538,999

		42,137,631

Electric - 8.41%
Central Vermont Public Service Corp.	1,088,211	38,207,088

See Notes to Financial Statements.
8	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

	Shares	Value
COMMON STOCKS - 77.27% (Continued)
Electric - 8.41% (Continued)
Progress Energy, Inc.(c)	4,038,141	$221,370,890

		259,577,978

Electronics - 0.38%
DDi Corp.	354,070	4,599,369
LeCroy Corp.(a)	499,207	7,083,748

		11,683,117

Food - 0.05%
Del Monte Foods Co.(a)(b)(f)	4,673,171	1,542,146

Health Care Products - 4.10%
Gen-Probe, Inc.(a)(c)(d)	1,441,892	116,663,482
Oridion Systems Ltd.(a)	456,350	9,795,539

		126,459,021

Healthcare Services - 0.14%
Rhoen Klinikum AG	156,747	4,268,857

Insurance - 0.08%
Delphi Financial Group, Inc., Class A(a)(b)(f)	3,638,110	2,382,962

Internet - 8.39%
AboveNet, Inc.(a)(c)	1,129,536	94,112,939
Alibaba.com Ltd.(a)	75,596,415	130,708,929
Buongiorno SpA(a)	1,976,494	4,843,905
eResearchTechnology, Inc.(a)	2,387,492	18,861,187
RADVision Ltd.(a)	847,122	9,996,040
VeriSign Japan K.K.	800	447,677

		258,970,677

Iron & Steel - 2.46%
BC Iron Ltd.(a)	1,403,842	3,555,450
Sumitomo Metal Industries Ltd.	29,500,184	47,811,681
Sundance Resources Ltd.(a)	60,484,321	24,745,434

		76,112,565

Leisure Time - 0.08%
Adams Golf, Inc.(a)	229,136	2,470,086
Derby Cycle AG(a)	3,061	121,043

		2,591,129

See Notes to Financial Statements.
Annual Report | May 31, 2012	9

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

	Shares	Value
COMMON STOCKS - 77.27% (Continued)
Machinery - Construction & Mining - 0.24%
Industrea Ltd.	850,000	$1,051,539
Ludowici Ltd.	597,947	6,313,860

		7,365,399

Media - 4.94%
Astral Media, Inc. - Class A	2,378,052	111,690,277
Knology, Inc.(a)	2,101,479	40,999,855

		152,690,132

Metal Fabricate & Hardware - 0.00% (e)
Tong Lung Metal Industries	50,000	70,189

Mining - 1.70%
Bannerman Resources Ltd.(a)	4,425,000	689,662
Flinders Mines Ltd.(a)	76,556,089	10,440,246
Pan American Silver Corp.(d)	844,782	14,006,486
Trelawney Mining and Exploration, Inc.(a)	8,653,245	27,479,928

		52,616,322

Miscellaneous Manufacturing - 3.04%
Cooper Industries Plc	558,623	39,382,921
Neo Material Technologies, Inc.(a)	5,335,652	54,401,592

		93,784,513

Oil & Gas - 0.75%
Cove Energy Plc(a)	2,761,743	11,045,270
Sunoco, Inc.(d)	260,718	12,110,351

		23,155,621

Pharmaceuticals - 5.00%
Allos Therapeutics, Inc.(a)	1,101,273	1,960,266
Catalyst Health Solutions, Inc.(a)(c)	1,194,808	103,792,971
Express Scripts Holding Co.(a)(d)	259,260	13,530,780
ISTA Pharmaceuticals, Inc.(a)	3,848,536	34,983,192

		154,267,209

Pipelines - 3.45%
Kinder Morgan, Inc.(d)	3,114,273	106,476,994

Real Estate Investment Trusts - 0.01%
Charter Hall Office REIT(a)(b)(f)	24,845,404	363,028

See Notes to Financial Statements.
10	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

	Shares	Value
COMMON STOCKS - 77.27% (Continued)
Retail - 4.01%
Benihana, Inc.	619,275	$9,976,520
Charming Shoppes, Inc.(a)	2,716,056	19,935,851
Collective Brands, Inc.(a)	1,935,432	41,166,639
KFC Holdings Malaysia Bhd	3,374,592	4,064,299
The PEP Boys - Manny Moe & Jack(d)	3,318,448	30,795,197
PF Chang’s China Bistro, Inc.	80,461	4,125,236
QSR Brands Bhd	3,580,200	7,337,054
Statoil Fuel & Retail ASA	778,196	6,426,744

		123,827,540

Semiconductors - 4.52%
Novellus Systems, Inc.(a)(c)(d)	3,098,798	129,622,720
Standard Microsystems Corp.(a)	268,090	9,822,818

		139,445,538

Software - 0.82%
Ariba, Inc.(a)(d)	501,608	22,537,247
Redflex Holdings Ltd.	1,328,471	2,898,699

		25,435,946

Telecommunications - 1.00%
TELUS Corp., Non-Voting Shares	544,762	30,939,380

Telephones & Telecommunications - 0.00% (e)
Sunrise Telecom, Inc.(a)	673,774	128,017

Toys, Games & Hobbies - 0.18%
Dreams, Inc.(a)	1,619,071	5,585,795

Transportation - 7.22%
TNT Express N.V.(d)	10,836,489	120,594,514
Viterra, Inc.	6,599,308	102,230,651

		222,825,165

TOTAL COMMON STOCKS
(Cost $2,430,594,820)		2,386,293,233

See Notes to Financial Statements.
Annual Report | May 31, 2012	11

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

	Shares	Value
EXCHANGE TRADED FUNDS - 1.35%
Equity Fund - 1.35%
SPDR S&P 500 ETF Trust(d)	317,548	$41,754,387

TOTAL EXCHANGE TRADED FUNDS (Cost $42,852,109)		41,754,387

LIMITED PARTNERSHIPS - 0.02%
Pipelines - 0.02%
Energy Transfer Equity LP	14,200	515,886

TOTAL LIMITED PARTNERSHIPS
(Cost $595,335)		515,886

MANAGED INVESTMENT COMPANIES - 0.06%
Investment Companies - 0.06%
Hastings Diversified Utilities Fund	799,993	1,862,460

TOTAL MANAGED INVESTMENT COMPANIES
(Cost $1,540,061)		1,862,460

RIGHTS - 0.00%
Cubist Pharmaceuticals, Inc.(a)(b)(f)	119,343	0
Emergent Biosolutions, Inc.(a)(b)(f)	595,405	0
Fiat Industrial SpA, 06/12/2020, 1.57 EUR(a)(b)(f)	199,138	0
Fiat Industrial SpA, Pre - Emption Rights, 06/12/2030, 1.57 EUR (a)(b)(f)	199,138	0

TOTAL RIGHTS (Cost $173,313)		0

WARRANTS - 0.36%
Kinder Morgan, Inc., 02/15/2017, $40(a)	4,781,135	10,900,988

TOTAL WARRANTS (Cost $9,227,591)		10,900,988

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (a)- 0.76%
Call Options Purchased - 0.00%
Eastman Chemical Co.:
	06/2012	$60.00	818	$2,045
	06/2012	65.00	689	3,445

See Notes to Financial Statements.
12	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (a) - 0.76% (Continued)
Express Scripts Holding Co.	08/2012	$55.00	955	$168,557

TOTAL CALL OPTIONS PURCHASED
(Cost $292,937)				174,047

Put Options Purchased - 0.76%
Kinder Morgan, Inc.:
	06/2012	40.00	13,234	8,469,760
	06/2012	42.50	829	737,810
	06/2012	45.00	6,132	6,929,160
	07/2012	26.00	1,757	26,355
Molycorp, Inc.:
	06/2012	32.50	369	478,778
	06/2012	34.00	553	800,467
	06/2012	35.00	932	1,442,270
	06/2012	39.00	314	611,515
	06/2012	40.00	116	238,090
	06/2012	41.00	139	301,630
	06/2012	42.50	48	111,240
Pan American Silver Corp.	07/2012	18.00	1,227	269,940
SPDR S&P 500 ETF Trust:
	06/2012	131.00	4,170	1,011,225
	06/2012	132.00	3,265	948,483
	06/2012	133.00	2,236	779,246
Sunoco, Inc.:
	08/2012	46.00	479	73,766
	08/2012	47.00	828	176,778

TOTAL PUT OPTIONS PURCHASED
(Cost $26,585,089)				23,406,513

TOTAL PURCHASED OPTIONS
(Cost $26,878,026)				23,580,560

See Notes to Financial Statements.
Annual Report | May 31, 2012	13

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

	7 Day Yield	Shares	Value
SHORT-TERM INVESTMENTS - 13.99%
Money Market Fund
State Street Institutional Liquid Reserves Fund(g)	0.194%	431,970,948	$431,970,948

TOTAL SHORT-TERM INVESTMENTS
(Cost $431,970,948)			431,970,948

Total Investments - 93.81%
(Cost $2,943,832,203)			2,896,878,462

Other Assets in Excess of Liabilities - 6.19%			191,297,731

NET ASSETS - 100.00%			$3,088,176,193

(a)	Non-income producing security.
(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2012, the total market value of these securities was $5,084,774 representing 0.16% of net assets.
(c)

Security, or a portion of security, is being held as collateral for short sales, or written option contracts. At period end, the aggregate market value of those securities was $672,828,500, representing 21.79% of net assets.

(d)	Underlying security for a written/purchased call/put option.
(e)	Less than 0.005% of Net Assets.
(f)	Security considered illiquid. On May 31, 2012, the total market value of these securities was $4,288,136, representing 0.14% of net assets.
(g)	Rate shown is the 7-day effective yield as of May 31, 2012.

Securities determined to be illiquid under the procedures approved by the Funds’ Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
05/17/2012	Charter Hall Office REIT	$0	$363,028	0.01%
12/12/2011	Cubist Pharmaceuticals, Inc.	0	0	0.00
10/17/2011	Del Monte Foods Co.	0	1,542,146	0.05
05/16/2012	Delphi Financial Group, Inc., Class A	0	2,382,962	0.08
08/13/2010- 09/02/2010	Emergent Biosolutions, Inc.	173,313	0	0.00
05/30/2012	Fiat Industrial SpA, 06/12/2020, 1.57 EUR	0	0	0.00
05/30/2012	Fiat Industrial SpA, Pre-Emption Rights, 06/12/2030, 1.57 EUR	0	0	0.00

			$4,288,136	0.14%

See Notes to Financial Statements.
14	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS
Biotechnology
Illumina, Inc.	(700)	$(30,142)

Building Materials
Wavin N.V.	(75,700)	(992,198)

Chemicals
Eastman Chemical Co.	(698,654)	(32,529,330)

Electric
Duke Energy Corp.	(10,485,572)	(230,472,873)

Iron & Steel
Nippon Steel Corp.	(17,053,349)	(38,302,570)

Mining
Molycorp, Inc.	(382,440)	(7,526,419)
Pan American Silver Corp.	(18,300)	(303,414)

		(7,829,833)

Miscellaneous Manufacturing
Eaton Corp.	(203,694)	(8,689,586)

Pharmaceuticals
SXC Health Solutions Corp.	(664,954)	(59,653,023)

Pipelines
Kinder Morgan, Inc.	(582,394)	(19,912,051)

Semiconductors
Lam Research Corp.	(2,925,929)	(109,137,152)

Telecommunications
TELUS Corp.	(410,505)	(23,894,622)

TOTAL COMMON STOCKS (Proceeds $541,310,490)		(531,443,380)

See Notes to Financial Statements.
Annual Report | May 31, 2012	15

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
EXCHANGE TRADED FUNDS
Equity Fund
SPDR S&P 500 ETF Trust	(196,790)	$(25,875,917)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $27,385,086)		(25,875,917)

RIGHTS
Fiat Industrial SpA, 06/12/2020, 1.57 EUR	(144,308)	(0)
Fiat Industrial SpA, Pre-Emption Rights, 06/12/2030, 1.57 EUR	(144,308)	(0)

TOTAL RIGHTS
(Proceeds $0)		(0)

WARRANTS
Kinder Morgan, Inc., 02/15/2017, $40	(4,781,138)	(10,900,995)

TOTAL WARRANTS
(Proceeds $10,152,708)		(10,900,995)

TOTAL SECURITIES SOLD SHORT
(Proceeds $578,848,284)		$(568,220,292)

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
Ariba, Inc.:
	06/2012	$45.00	(2,950)	$(59,000)
	07/2012	45.00	(4,030)	(151,125)
	07/2012	50.00	(43)	(322)
Duke Energy Corp.	06/2012	21.00	(638)	(63,800)
Eaton Corp.:
	06/2012	40.00	(136)	(40,120)
	06/2012	41.00	(737)	(156,612)
	06/2012	43.00	(672)	(63,840)
	06/2012	44.00	(322)	(17,710)
	06/2012	45.00	(422)	(12,660)
	06/2012	46.00	(96)	(1,920)
Express Scripts Holding Co.:
	06/2012	52.50	(1,049)	(118,537)
	06/2012	55.00	(1,049)	(30,946)
Gen-Probe, Inc.	06/2012	85.00	(159)	(397)
Goodrich Corp.	06/2012	125.00	(187)	(14,493)

See Notes to Financial Statements.
16	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options (Continued)
Illumina, Inc.:
	06/2012	$41.00	(103)	$(26,780)
	06/2012	42.00	(93)	(17,437)
	06/2012	43.00	(520)	(68,900)
	06/2012	44.00	(364)	(35,490)
	06/2012	45.00	(652)	(42,380)
	06/2012	46.00	(10)	(500)
Kinder Morgan, Inc.:
	06/2012	30.00	(397)	(150,860)
	06/2012	32.50	(4,724)	(732,220)
	06/2012	35.00	(3,074)	(115,275)
	06/2012	37.50	(1,777)	(17,770)
	06/2012	40.00	(14,803)	(37,007)
	06/2012	42.50	(5,730)	(14,325)
	06/2012	45.00	(7,259)	(18,148)
Lam Research Corp.:
	06/2012	38.00	(374)	(3,740)
	06/2012	39.00	(702)	(3,510)
	06/2012	38.00	(188)	(15,510)
	06/2012	39.00	(1,863)	(93,150)
	06/2012	40.00	(1,594)	(43,835)
	06/2012	41.00	(1,077)	(16,155)
Molycorp, Inc.	09/2012	40.00	(683)	(9,221)
Novellus Systems, Inc.	06/2012	43.00	(187)	(935)
Pan American Silver Corp.:
	06/2012	17.00	(1,820)	(100,100)
	06/2012	18.00	(1,727)	(43,175)
	06/2012	19.00	(199)	(1,990)
Sunoco, Inc.:
	06/2012	50.00	(828)	(14,076)
	06/2012	52.50	(479)	(5,269)
SXC Health Solutions Corp.:
	06/2012	82.50	(358)	(268,500)
	06/2012	85.00	(569)	(304,415)
	06/2012	87.50	(192)	(69,120)
The PEP Boys - Manny Moe & Jack:
	06/2012	10.00	(302)	(3,775)
	06/2012	12.50	(991)	(2,478)
	07/2012	10.00	(583)	(23,320)
	07/2012	15.00	(5,573)	(13,932)
TNT Express N.V.:
	06/2012	9.20	(642)	(5,160)
	06/2012	9.60	(9,324)	(11,529)
	06/2012	10.00	(2,641)	(3,266)

See Notes to Financial Statements.
Annual Report | May 31, 2012	17

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options (Continued)
United Rentals, Inc.:
	06/2012	$37.00	(100)	$(11,750)
	06/2012	38.00	(100)	(8,250)
	06/2012	39.00	(100)	(5,750)
	06/2012	40.00	(100)	(4,000)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $5,157,617)				(3,094,485)

Written Put Options
Gen-Probe, Inc.	06/2012	75.00	(8)	(80)
Kinder Morgan, Inc.:
	06/2012	30.00	(2,661)	(33,263)
	06/2012	32.50	(182)	(8,190)
SPDR S&P 500 ETF Trust:
	06/2012	120.00	(880)	(69,080)
	06/2012	130.00	(313)	(10,642)
Sunoco, Inc.:
	06/2012	46.00	(828)	(51,750)
	06/2012	47.00	(479)	(53,887)
TELUS Corp.:
	06/2012	58.00	(225)	(6,209)
	06/2012	60.00	(183)	(21,527)
TNT Express N.V.:
	06/2012	9.20	(642)	(20,243)
	06/2012	9.60	(3,624)	(266,625)

TOTAL WRITTEN PUT OPTIONS
(Premiums received $600,083)				(541,496)

TOTAL WRITTEN OPTIONS
(Premiums received $5,757,700)				$(3,635,981)

See Notes to Financial Statements.
18	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

EQUITY SWAP CONTRACTS

Counterparty	Reference Obligation	Rate Paid by the Fund	Termination Dates	Notional Amount	Unrealized Appreciation
UBS	International Power Plc	LIBOR-BBA plus 35 bps	05/20/2012 - 07/05/2013	$99,950,813	$61,564
UBS	Murchison Metals Ltd.	1Month-LIBOR plus 45 bps	Monthly Reset	11,978,551	0
UBS	TELUS Corp.	LIBOR plus 50 bps	04/16/2013 - 04/23/2013	28,034,456	836,702
UBS	Tong Lung Metal Ind.	1Month-LIBOR plus 75 bps	Monthly Reset	377	20

				$139,964,197	$898,286

Counterparty	Reference Obligation	Rate Paid by the Fund	Termination Dates	Notional Amount	Unrealized Depreciation
Goldman, Sachs & Co.	GlobeOp Financial Services SA	LIBOR-BBA plus 85 bps	02/06/2013	$6,258,387	$(19,356)
Goldman, Sachs & Co.	Gloucester Coal Ltd.	LIBOR-BBA plus 50 bps	05/28/2013 - 06/07/2013	4,965,247	(39,222)
Goldman, Sachs & Co.	Statoil Fuel Retail	NIBOR plus 40 bps	04/23/2013	7,953,773	(62,505)
UBS	Flinders Mines Ltd.	1Month-LIBOR- plus 45 bps	Monthly Reset	12,518,615	(4,066,956)
UBS	Gloucester Coal Ltd.	1Month-LIBOR- plus 45 bps	Monthly Reset	126,620,678	(11,142,765)
UBS	Redecard SA	1Month-LIBOR- plus 50 bps	Monthly Reset	11,891,893	(1,057,517)
UBS	Spotless Group Ltd.	1Month-LIBOR- plus 45 bps	Monthly Reset	7,380,635	(188,389)
UBS	TELUS Corp.	LIBOR-minus 50 bps	04/19/2013 - 04/23/2013	(38,561,712)	(973,249)

				$139,027,516	$(17,549,959)

See Notes to Financial Statements.
Annual Report | May 31, 2012	19

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
AUD	1,000,000	Sale	06/15/2012	972,701	$2,094
AUD	174,882,891	Purchase	06/15/2012	170,108,788	10,467,727
BRL	22,910,000	Sale	06/15/2012	11,321,268	1,042,467
CAD	472,093,316	Purchase	06/15/2012	456,919,035	16,011,384
CHF	12,694,000	Purchase	06/15/2012	13,071,842	780,468
EUR	132,460,197	Purchase	06/15/2012	163,799,050	9,420,400
GBP	11,018,000	Purchase	06/15/2012	16,979,635	329,742
HKD	78,157,000	Sale	06/15/2012	10,070,215	4,107
HKD	1,020,307,400	Purchase	06/15/2012	131,462,498	80,813
INR	2,450,000,000	Purchase	06/15/2012	260,182	4,598
JPY	5,411,510,000	Sale	06/15/2012	69,070,262	2,788,418
MYR	257,528,000	Purchase	06/15/2012	81,113,097	3,381,645
NOK	135,730,000	Purchase	06/15/2012	22,183,415	1,176,414
TWD	2,085,000	Purchase	06/15/2012	69,863	325

					$45,490,602

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
AUD	122,596,000	Sale	06/15/2012	119,249,269	$(5,517,031)
AUD	1,300,000	Purchase	06/15/2012	1,264,511	(3,150)
CAD	164,114,000	Sale	06/15/2012	158,838,958	(4,558,836)
CHF	12,694,000	Sale	06/15/2012	13,071,842	(698,140)
EUR	29,290,000	Sale	06/15/2012	36,219,742	(1,559,210)
EUR	1,140,000	Purchase	06/15/2012	1,409,713	(130)
GBP	3,852,000	Sale	06/15/2012	5,936,245	(148,538)
HKD	52,450,000	Sale	06/15/2012	6,757,971	(2,108)
HKD	126,412,000	Purchase	06/15/2012	16,287,677	(5,885)
JPY	8,976,917,200	Purchase	06/15/2012	114,577,636	(5,295,936)
MYR	221,300,000	Sale	06/15/2012	69,702,434	(2,862,082)
NOK	96,450,000	Sale	06/15/2012	15,763,577	(1,114,933)

					$(21,765,979)

See Notes to Financial Statements.
20	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Portfolio of Investments (continued)
May 31, 2012

Country	% of Net Assets
Canada	11.04%
China	4.23%
Netherlands	3.91%
Japan	2.71%
Australia	1.70%
Israel	0.64%
Great Britain	0.56%
Malaysia	0.37%
Norway	0.21%
Italy	0.16%
Germany	0.14%
Indonesia	0.01%
Taiwan	0.00	%(a)
United States	68.13%
Net Cash and Other Financial Instruments	6.19%

	100.00%

(a)	Less than 0.005%.

Abbreviations:

AB - Aktiebolag (in Sweden, a limited company or corporation)

AG - Aktiengesellschaft (in Germany, corporation limited by shares)

ASA - Allmennaksjeselskap (in Norway, term for a public limited company)

AUD - Australian Dollar

BBA - British Bankers Association

Bhd - Berhad (in Malaysia, a form of a public company)

Bps - Basis Points

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

ETF - Exchange Traded Fund

EUR - Euro

GBP - Great British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

LP - Limited Partnership

Ltd. - Limited

MYR - Malaysian Ringgit

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

NOK - Norwegian Krone

Plc - Public Limited Liability

REIT - Real Estate Investment Trust

SpA - Societa per Azione

SPDR - Standard & Poor’s Depositary Receipt

TWD - Taiwan Dollar

See Notes to Financial Statements.
Annual Report | May 31, 2012	21

The Arbitrage Fund
May 31, 2012

The following is a summary of the inputs used as of May 31, 2012, in valuing the Arbitrage Fund’s investments carried at value:

Investments in Securities at Value

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$171,627,000	$–	$796,638	$172,423,638
Apparel	681,680	–	–	681,680
Auto Manufacturers	674	–	–	674
Banks	4,486,838	–	–	4,486,838
Biotechnology	92,153,356	–	–	92,153,356
Building Materials	12,072,534	–	–	12,072,534
Chemicals	159,928,001	–	–	159,928,001
Commercial Services	2,172,849	–	–	2,172,849
Computers	17,670,792	–	–	17,670,792
Diversified Financial Services	42,137,631	–	–	42,137,631
Electric	259,577,978	–	–	259,577,978
Electronics	11,683,117	–	–	11,683,117
Food	–	–	1,542,146	1,542,146
Health Care Products	126,459,021	–	–	126,459,021
Healthcare Services	4,268,857	–	–	4,268,857
Insurance	–	–	2,382,962	2,382,962
Internet	258,970,677	–	–	258,970,677
Iron & Steel	76,112,565	–	–	76,112,565
Leisure Time	2,591,129	–	–	2,591,129
Machinery-Construction & Mining	7,365,399	–	–	7,365,399
Media	152,690,132	–	–	152,690,132
Metal Fabricate & Hardware	70,189	–	–	70,189
Mining	52,616,322	–	–	52,616,322
Miscellaneous Manufacturing	39,382,921	54,401,592	–	93,784,513
Oil & Gas	23,155,621	–	–	23,155,621
Pharmaceuticals	154,267,209	–	–	154,267,209
Pipelines	106,476,994	–	–	106,476,994
Real Estate Investment Trusts	–	–	363,028	363,028

See Notes to Financial Statements.
22	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund
May 31, 2012

Investments in Securities at Value (continued)

	Level 1	Level 2	Level 3	Total
Retail	$123,827,540	$–	$–	$123,827,540
Semiconductors	139,445,538	–	–	139,445,538
Software	25,435,946	–	–	25,435,946
Telecommunications	30,939,380	–	–	30,939,380
Telephones & Telecommunications	128,017	–	–	128,017
Toys, Games & Hobbies	5,585,795	–	–	5,585,795
Transportation	222,825,165	–	–	222,825,165

Exchange Traded Funds	41,754,387	–	–	41,754,387
Limited Partnership	515,886	–	–	515,886
Managed Investment Companies	1,862,460	–	–	1,862,460
Rights	–	–	–	–
Warrants	10,900,988	–	–	10,900,988
Purchased Options	23,580,560	–	–	23,580,560
Short-Term Investments	431,970,948	–	–	431,970,948

TOTAL	$2,837,392,096	$54,401,592	$5,084,774	$2,896,878,462

Other Financial Instruments*
Assets
Forward Foreign Currency Exchange Contracts	$–	$45,490,602	$–	$45,490,602
Equity Swaps	898,286	–	–	898,286
Liabilities
Common Stocks**	(531,443,380)	–	–	(531,443,380)
Exchange Traded Funds	(25,875,917)	–	–	(25,875,917)
Rights	–	–	–	–
Warrants	(10,900,995)	–	–	(10,900,995)
Written Options	(3,635,981)	–	–	(3,635,981)
Forward Foreign Currency Exchange Contracts	–	(21,765,979)	–	(21,765,979)
Equity Swaps	(17,549,959)	–	–	(17,549,959)

Total	$(588,507,946)	$23,724,623	$–	$(564,783,323)

* Other financial instruments are instruments not reflected in the Portfolio of Investments, such as written options, short sales, forward foreign currency exchange contracts and forward contracts.

** Refer to Portfolio of Investments for sector information.

See Notes to Financial Statements.
Annual Report | May 31, 2012	23

The Arbitrage Fund
May 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended May 31, 2012:

Investments in Securities	Balance as of May 31, 2011	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Sales proceeds	Transfer into Level 3	Balance as of May 31, 2012	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at May 31, 2012
Common Stocks	$–	$892,737	$4,288,136	$(892,737)	$796,638	$5,084,774	$3,726,506
Rights	–	–	(142,004)	–	142,004	0	(142,004)

TOTAL	$–	$892,737	$4,146,132	$(892,737)	$938,642	$5,084,774	$3,584,502

Other Financial Instruments	Balance as of May 31, 2011	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Sales proceeds	Purchases	Balance as of May 31, 2012	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at May 31, 2012
Securities Sold Short – Common Stocks	$–	$(8,443)	$–	$8,443	$–	$–	$–

TOTAL	$–	$(8,443)	$–	$8,443	$–	$–	$–

See Notes to Financial Statements.
24	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Manager Commentary
May 31, 2012 (Unaudited)

The Arbitrage Event-Driven Fund | NASDAQ Ticker Symbols | AEDNX, AEDFX, AEFCX

The Fund’s Goal and Main Investments: The Fund seeks capital growth with its highly specialized investment strategy designed to profit from the often predictable behaviors of equity and fixed income securities involved in the standard timelines of specific corporate events such as asset sales, corporate distress, mergers and acquisitions, recapitalization, restructuring, bankruptcy, litigation, proxy fights, refinancing, and spin-offs. The event-driven strategy invests in Water Island Capital’s best investment ideas across the event-driven universe, regardless of security type, event type, or geography (however, at the present time any publicly traded vehicles following this strategy will not have significant exposure to distressed/illiquid securities). The “best ideas” strategy is our most flexible and diversified approach to allocating capital and is a logical and natural extension of the style that has been our focus for more than a decade.

Performance Overview

The Arbitrage Event-Driven Fund returned 1.88% in the retail share class (AEDFX) and 2.09% in the institutional share class (AEDNX) for the 12-month period under review. For the same period, the Fund outperformed the broad U.S. stock market as measured by the -0.41% total return of the Standard & Poor’s 500 Index (S&P 500) and the universe of hedge funds with a similar strategy as measured by the HFRI Event Driven Index’s -4.27% total return. However, the Fund underperformed U.S. bonds, which rallied as interest rates fell during the fiscal year, as measured by the +7.7% total return of the Merrill Lynch U.S. Corporate Master Index and the +3.34% total return of the Merrill Lynch HY Master II Index. Since the Fund’s launch on October 1, 2010, we have continued to diversify the Fund with our investments in four categories. These were, and continue to be: low-volatility Equity Merger Arbitrage (47% of assets as of 5/31/12), low volatility Merger-Related Credit (5% of assets as of 5/31/12), medium-volatility Credit Special Situations (27% of assets as of 5/31/12), and higher-volatility Equity Special Situations (21% of assets as of 5/31/12). While we strive to maintain a healthy balance among these disciplines, allocations will continue to vary over time depending on the risk/reward opportunities determined by our investment team.

Regarding benchmark correlations, the Fund’s correlation was -0.27 versus the Barclays Capital U.S. Aggregate Bond Index from the Fund’s inception on October 1, 2010, through the end of the fiscal year. From an equities perspective, it was 0.84 compared to the S&P 500 over the same period.

Investment Strategy

The Fund’s investment process follows a disciplined, fundamental approach that values downside protection while identifying compelling risk/reward opportunities available to us as we screen catalyst-driven corporate events, such as mergers and acquisitions, restructuring, refinancing, recapitalization, spin-offs, litigation, regulatory changes, bankruptcy, and more. We approach these events through four core strategies: Equity Merger Arbitrage, Equity Special Situations, Credit Special Situations, and Merger-Related Credit. We seek to generate investment returns that have low volatility and low correlation compared to the broader capital markets. We do not manage against any particular benchmark, and believe that capital preservation in difficult markets is as important as generating positive returns within our low correlated, low volatility event-driven strategy. This process and approach has been an integral part of the culture at Water Island Capital since the firm’s inception.

Annual Report | May 31, 2012	25

The Arbitrage Event-Driven Fund	Manager Commentary (continued)
May 31, 2012 (Unaudited)

Manager’s Discussion

Within the Equity Merger Arbitrage sleeve, our investment in the merger between pharmacy benefit managers (PBMs) Medco Health Solutions and Express Scripts was one of the most profitable during the fiscal year for both this allocation and for the overall Fund. PBMs are companies that handle drug plans for employers and fill millions of prescriptions by mail; Express Scripts was the largest PBM in the U.S., and Medco the third largest before the merger. PBMs negotiate prices with drug makers and retail pharmacies on behalf of employers, with whom they have contracts. The investment in the deal was an excellent example of Water Island Capital’s willingness and ability to invest additional dollars into transactions involving companies whose share prices experience extreme volatility amid investor reactions to external regulatory events. Fears of regulatory pushback on the merger of Medco Health Solutions with Express Scripts, its largest competitor, pushed the spread out on this $29 billion transaction to abnormally wide levels. On April 1, 2012, the Federal Trade Commission approved the merger after eight months of review. There were two important factors that enabled us to successfully profit from the merger’s completion, even with the regulatory delays. First was our belief that the economic fundamentals of the parties to the transaction and the strategic rationale that lay behind the deal remained intact. In addition, our positioning to commit additional cash to the deal after headlines that created significant investor anxiety and negatively impacted the spread was critical. The first condition is directly related to our analysis of the transaction and our adherence to our risk guidelines associated with each transaction in the portfolio. The decision to commit additional funds was dictated by the Fund’s cash levels and our ability to liquidate positions quickly in order to seize more attractive investment opportunities when they occur.

During the Fund’s fiscal year, a large portion of our investments within the Merger-Related Credit allocation was invested in M&A bonds (i.e., instruments that are associated with definitive merger and acquisition situations). These investments have often demonstrated lower correlation to overall credit and equity markets, in our analysis, and they are the backbone of our investment themes in volatile and uncertain markets. For these names, the M&A event usually brings the securities to our attention, but other factors ultimately determine the merits of our investments. To provide more details on our fundamental research, we carefully analyze the deal to determine if the acquirer will redeem or tender the target’s bonds. Our investment process includes an analysis of each individual bond’s covenant language, and an assessment of management’s desire for a simplified capital structure and for lower overall funding costs. We also examine the level of consideration and special redemption features that are available to the acquirer should they deem it necessary to redeem their own bonds or those of a target company.

A good example of this type of investment was our position in Telcordia Technologies (Telcor) 11% senior secured notes of 2018. Early in the fiscal year, Swedish telecommunications firm Ericsson LM agreed to purchase privately held Telcor in an all-cash transaction valued at $1.2 billion. In this deal, there was no publicly available equity in which to deploy our merger arbitrage strategy, but Telcor had $350 million in outstanding high-yield bonds. We established a position in the bonds in June 2011 after the merger transaction was announced. Our analysis indicated a high probability that this acquisition would close, and also that Ericsson would likely repurchase the bonds upon closing the acquisition because it had the incentive and ability to reduce Telcor’s high coupon debt. A debt tender made sense for Ericsson for several important business reasons. As the financial markets weakened in August 2011 we added to our position in Telcor at an attractive price. Ericsson closed its acquisition of Telcor in January 2012. As expected, Ericsson tendered for our Telcor bonds a month later. For the fiscal year, we were able to achieve a significant return on this deal.

26	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Manager Commentary (continued)
May 31, 2012 (Unaudited)

Within the Credit Special Situations allocation, a profitable investment completed during the fiscal year was our position in Plains Exploration and Production (PXP) 10% bonds of 2016 that was initiated in April 2011. Our analysis indicated that PXP had the intention and wherewithal to reduce its leverage in several ways, including selling its stake in 51 million common shares of McMoran Energy and also by monetizing its deep-water Gulf of Mexico assets through an outright sale or a joint-venture investment. PXP management consistently highlighted that asset sale proceeds would be used to reduce its leverage. As a result, we purchased the 10% bonds with the conviction that the company had the capacity and incentive to tender for our bonds before the actual 2013 first call date. Based on our analysis of how the terms of the early tender would be executed, we believed that our potential annualized returns could be increased to about 7%-9%, depending on tender dates and prices. In November 2011, PXP’s asset sales and well-received bond offering (floated after it formed a joint venture to finance the deep-water Gulf of Mexico assets) provided the funds for the company to tender for the 10% bonds the following month. Consequently, we earned an internal-rate-of-return on the position of about 350 basis points (3.5%) above our initial yield-to-call metric of approximately 5%.

In our Equity Special Situations sleeve, the Fund profited during the year from CVR Energy’s restructuring that was accomplished by a partial spin-off of its fertilizer unit (CVR Partners LLP) via an initial public offering. By placing about 25% of this unit in public hands, CVR was able to unlock the inherent value in its underlying energy operations. Water Island Capital identified that CVR’s refining business was trading at a greater than 15% discount to its peers. This provided an opportunity to capture a portion of the relative mispricing in what we believed to be a premier asset in the U.S. mid-continent, primarily the states of Texas, Oklahoma, and Kansas. By establishing a long position in the shares of CVR Energy and a short position in CVR Partners (still 75% owned by CVR Energy), the Fund was able to isolate CVR Energy’s core business at a deep discount to industry valuations. The discount stems from the fact that CVR Energy’s refinery business, which is strategically located in the mid-continent of the U.S., provides a geographic advantage over other Gulf Coast refiners given its access to West Texas Intermediate (WTI) crude oil. Due to current global supply constraints, WTI crude oil has been trading at a significant discount to Brent/North Sea crude oil used by other refiners, according to our analysis. In addition, CVR Energy’s refinery has high complexity, which allows it to process a variety of crude oils. In turn, CVR Energy’s diverse output results in cost advantages over its peers. We exited the trade profitably as the valuation discount narrowed during the holding period.

In contrast, a deal that was a detractor for the overall Fund during the fiscal year was the ill-fated acquisition by The Gores Group of auto parts retailer The Pep Boys–Manny, Moe & Jack, which was announced in late January and was slated to close early in calendar year 2012. The deal’s details were described in the Arbitrage Fund discussion above. The investment was also a component of the Arbitrage Event-Driven Fund because several investments are common to both Funds. Since Gores decided not to purchase Pep Boys, we have been opportunistically selling our position in the retail chain into strength. Events that have allowed us to gradually reduce our holdings in Pep Boys on positive news have included analysts’ upgrades and optimistic management commentary.

The Merrill Lynch Corporate Master Market Index is a statistical composite tracking the performance of the entire US corporate bond market over time.

The Merrill Lynch US High Yield Master II Index is a benchmark index for high yield corporate bonds.

Annual Report | May 31, 2012	27

The Arbitrage Event-Driven Fund	Portfolio Information
May 31, 2012 (Unaudited)

Performance (annualized returns as of May 31, 2012)

	One Year	Since Inception*
Arbitrage Event-Driven Fund, Class R	1.88%	3.20%
Arbitrage Event-Driven Fund, Class I	2.09	3.41
HFRI Event Driven Index	-4.27	2.72
Barclays Capital U.S. Aggregate Bond Index	7.12	5.27

Current performance may be higher or lower than performance quoted above. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Returns do not reflect a 2% redemption fee for shares that are redeemed from the fund within 30 days of purchase, which, if reflected, would reduce the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. Contractual fee waivers are currently in effect. Without such fee waivers, performance numbers would be reduced. You can obtain performance data current to the most recent month end by calling 1-800-295-4485 or going to www.arbitragefunds.com.

*Class R and Class I inception: 10/1/10.

The Total Annual Fund Operating Expenses for Class R and Class I are 2.18% and 1.93%, respectively. The Advisor has agreed to waive fees in excess of 1.69% and 1.44% for Class R and Class I, respectively, until at least August 31, 2015.

The HFRI Event Driven Index is an index of companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

28	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio Information (continued)
May 31, 2012 (Unaudited)

Growth of $10,000 Investment

Sector Weighting (as a percentage of total investments)

The following chart shows the sector weightings of the Arbitrage Event-Driven Fund’s investments in common stock, time deposits, purchased options, written options, forward contracts, warrants, Swaps, corporate bonds and exchange traded funds along with other investment categories as of the report date, as a percentage of assets under management. The industry classifications presented below are for investments in common stock.

Annual Report | May 31, 2012	29

The Arbitrage Event-Driven Fund	Portfolio of Investments
May 31, 2012

	Shares	Value
COMMON STOCKS - 68.70%
Aerospace & Defense - 1.78%
Allied Defense Group, Inc.(a)(b)	5,000	$10,000
Goodrich Corp.(c)	4,206	528,989

		538,989

Apparel - 0.14%
Billabong International Ltd.	22,263	41,638

Auto Parts & Equipment - 1.62%
Autoneum Holding AG(a)	11,221	490,958

Banks - 3.87%
Bank of America Corp.	20,400	149,940
Comerica, Inc.	6,400	194,688
Encore Bancshares, Inc.(a)	11,645	240,003
JPMorgan Chase & Co.	13,800	457,470
Pacific Capital Bancorp(a)	2,898	132,004

		1,174,105

Biotechnology - 2.71%
Ardea Biosciences, Inc.(a)	5,279	168,664
Human Genome Sciences, Inc.(a)(d)	16,900	230,178
Illumina, Inc.(a)(d)	5,438	234,160
InterMune, Inc.(a)	18,200	189,826

		822,828

Building Materials - 0.54%
Interline Brands, Inc.(a)	6,535	163,832

Chemicals - 1.83%
Solutia, Inc.(c)	20,267	556,532

Coal - 2.71%
Alpha Natural Resources, Inc.(a)	13,700	143,576
CONSOL Energy, Inc.	4,800	134,784
Walter Energy, Inc.(d)	3,200	155,040
Whitehaven Coal Ltd.	100,541	389,789

		823,189

Computers - 0.93%
EasyLink Services International Corp. Class A(a)	23,429	168,454
Logica Plc	44,905	76,751

See Notes to Financial Statements.
30	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

	Shares	Value
COMMON STOCKS - 68.70% (Continued)
Computers - 0.93% (Continued)
Research In Motion Ltd.(a)	3,600	$37,188

		282,393

Cosmetics & Personal Care - 0.33%
Avon Products, Inc.(d)	6,000	99,300

Distribution & Wholesale - 0.17%
Alesco Corp. Ltd.	27,278	52,213

Diversified Financial Services - 1.47%
Osaka Securities Exchange Co. Ltd.	77	446,120

Electric - 4.31%
Central Vermont Public Service Corp.(c)	6,471	227,197
Progress Energy, Inc.(c)	19,703	1,080,118

		1,307,315

Electronics - 1.85%
DDi Corp.	4,081	53,012
LeCroy Corp.(a)	23,102	327,818
Tyco International Ltd.	3,400	180,744

		561,574

Food - 0.20%
Del Monte Foods Co.(a)(b)(e)	12,304	4,060
Goodman Fielder Ltd.	97,713	56,158

		60,218

Forest Products & Paper - 0.55%
Wausau Paper Corp.(c)	18,005	165,826

Health Care Products - 2.08%
Gen-Probe, Inc.(a)	4,158	336,424
Oridion Systems Ltd.(a)	13,687	293,791

		630,215

Healthcare Services - 0.16%
Rhoen Klinikum AG	1,787	48,667

Insurance - 2.47%
Alleghany Corp.(a)(c)	1,187	390,523
Delphi Financial Group, Inc., Class A(a)(b)(e)	15,804	10,352

See Notes to Financial Statements.
Annual Report | May 31, 2012	31

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

	Shares	Value
COMMON STOCKS - 68.70% (Continued)
Insurance - 2.47% (Continued)
Genworth Financial, Inc., Class A(a)(c)(d)	66,900	$350,556

		751,431

Internet - 3.80%
AboveNet, Inc.(a)	4,051	337,529
Alibaba.com Ltd.(a)	253,321	438,001
Customers Ltd.	111,176	135,371
eResearchTechnology, Inc.(a)	9,094	71,843
RADVision Ltd.(a)	14,553	171,725

		1,154,469

Iron & Steel - 2.24%
BC Iron Ltd.(a)	30,079	76,180
Cliffs Natural Resources, Inc.	800	38,224
Sumitomo Metal Industries Ltd.	231,825	375,725
Sundance Resources Ltd.(a)	467,253	191,163

		681,292

Leisure Time - 0.47%
Adams Golf, Inc.(a)(c)	13,159	141,854

Lodging - 0.24%
Echo Entertainment Group Ltd.	17,176	73,617

Machinery-Diversified - 1.38%
The Manitowoc Co., Inc.(d)	40,400	420,160

Media - 2.01%
Astral Media, Inc. - Class A	9,624	452,011
Knology, Inc.(a)	8,182	159,631

		611,642

Mining - 2.55%
Denison Mines Corp.(a)	27,012	40,537
Eureka Energy Ltd.(a)	358,471	165,864
Nevada Copper Corp.(a)	6,725	13,153
Paladin Energy Ltd.(a)	24,430	31,174
Pan American Silver Corp.(d)	5,580	92,516
Stillwater Mining Co.(a)(c)(d)	32,000	271,680
Trelawney Mining and Exploration, Inc.(a)	50,099	159,098

		774,022

See Notes to Financial Statements.
32	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

	Shares	Value
COMMON STOCKS - 68.70% (Continued)
Miscellaneous Manufacturing - 1.81%
Cooper Industries Plc	3,459	$243,860
Neo Material Technologies, Inc.(a)	30,134	307,242

		551,102

Oil & Gas - 1.40%
Cove Energy Plc(a)	34,427	137,687
Ithaca Energy, Inc.(a)	45,903	84,442
Sunoco, Inc.(d)	4,395	204,147

		426,276

Oil & Gas Services - 2.54%
CE Franklin Ltd.(a)	14,233	174,321
Superior Energy Services, Inc.(a)(c)(d)	27,601	597,286

		771,607

Pharmaceuticals - 2.53%
Allos Therapeutics, Inc.(a)	33,891	60,326
Catalyst Health Solutions, Inc.(a)(c)	3,956	343,658
ISTA Pharmaceuticals, Inc.(a)(c)	40,144	364,909

		768,893

Pipelines - 2.83%
China Gas Holdings Ltd.	160,601	79,457
Kinder Morgan, Inc.(d)	22,780	778,848

		858,305

Real Estate Investment Trusts - 0.68%
Charter Hall Office REIT(a)(b)(e)	78,651	1,149
Thakral Holdings Group	27,052	20,027
Transglobe Apartment Real Estate Investment Trust	13,564	185,170

		206,346

Retail - 4.35%
Benihana, Inc.	10,602	170,798
Charming Shoppes, Inc.(a)	22,948	168,438
Collective Brands, Inc.(a)(c)	21,313	453,328
Golfsmith International Holdings, Inc.(a)	54,319	328,630
The PEP Boys - Manny Moe & Jack(c)(d)	21,390	198,499

		1,319,693

Semiconductors - 1.88%
Novellus Systems, Inc.(a)(c)	9,636	403,074

See Notes to Financial Statements.
Annual Report | May 31, 2012	33

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

	Shares	Value
COMMON STOCKS - 68.70% (Continued)
Semiconductors - 1.88% (Continued)
Standard Microsystems Corp.(a)	4,604	$168,690

		571,764

Software - 0.98%
Ariba, Inc.(a)(d)	4,982	223,841
Redflex Holdings Ltd.	34,130	74,471

		298,312

Telecommunications - 2.38%
Comverse Technology, Inc.(a)(c)(d)	80,754	493,407
InterDigital, Inc.	900	22,221
SureWest Communications	4,610	98,285
TELUS Corp., Non-Voting Shares	1,904	108,136

		722,049

Toys, Games & Hobbies - 0.81%
JAKKS Pacific, Inc.(d)	13,293	245,788

Transportation - 4.10%
TNT Express N.V.(d)	58,174	647,393
Viterra, Inc.(d)	38,628	598,391

		1,245,784

TOTAL COMMON STOCKS (Cost $21,899,019)		20,860,318

EXCHANGE TRADED FUNDS - 5.80%
Equity Fund - 5.80%
SPDR S&P 500 ETF Trust(d)	13,398	1,761,703

TOTAL EXCHANGE TRADED FUNDS (Cost $1,830,773)		1,761,703

PREFERRED STOCKS - 7.36%
Banks - 2.20%
Fifth Third Capital Trust V, 7.250%	7,275	184,057
GMAC Capital Trust I, 8.125%	4,251	97,433
JP Morgan Chase Capital XI, 5.875%	9,991	251,873
SunTrust Capital IX, 7.875%	5,199	131,639
Zions Bancorporation, 11.000%	89	2,224

		667,226

See Notes to Financial Statements.
34	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

	Shares	Value
PREFERRED STOCKS - 7.36% (Continued)
Financial Services - 3.21%
Citigroup Capital IX, 6.000%	10,617	$254,595
Citigroup Capital VIII, 6.950%	7,984	200,159
FelCor Lodging Trust, Inc., 8.000%	14,053	362,708
Merrill Lynch Preferred Capital Trust III, 7.000%	6,335	155,968

		973,430

Real Estate Investment Trusts - 0.60%
Strategic Hotels & Resorts, Inc., 8.250%	4,490	137,618
Strategic Hotels & Resorts, Inc., 8.500%	1,472	46,221

		183,839

Savings & Loans - 1.35%
BBC Capital Trust II, 8.500%	12,657	411,353

TOTAL PREFERRED STOCKS (Cost $2,198,633)		2,235,848

RIGHTS - 0.00%
Cubist Pharmaceuticals, Inc.(a)(b)(e)	34,500	0
Emergent Biosolutions, Inc.(a)(b)(e)	546	0

TOTAL RIGHTS (Cost $162)		0

WARRANTS - 0.26%
Kinder Morgan, Inc., 2/15/2017, $40(a)	34,659	79,023

TOTAL WARRANTS (Cost $66,892)		79,023

See Notes to Financial Statements.
Annual Report | May 31, 2012	35

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

	Maturity Date	Rate	Principal Amount	Value
CORPORATE BONDS - 23.93%
American Airlines, Inc.	08/01/2016	13.000%	$242,446	$254,568
Capital One Capital VI	05/15/2040	8.875%	310,000	316,785
Capmark Financial Group, Inc.(f)	09/30/2015	9.000%	221,340	222,170
Cenveo Corp.	12/01/2013	7.875%	257,000	239,010
CIT Group, Inc.(g)	05/02/2016	7.000%	459,000	458,426
CPM Holdings, Inc.	09/01/2014	10.625%	307,000	325,420
Marina District Finance Co., Inc.	08/15/2018	9.875%	245,000	228,769
NB Capital Trust II	12/15/2026	7.830%	63,000	63,000
Nextel Communications, Inc.	10/31/2013	6.875%	346,000	346,000
Nortel Networks Ltd.(h)	07/15/2016	10.750%	169,000	189,280
NOVA Chemicals Corp.	11/01/2019	8.625%	358,000	400,065
NXP BV / NXP Funding LLC(g)	08/01/2018	9.750%	143,000	161,232
Peninsula Gaming LLC / Peninsula Gaming Corp.	08/15/2017	10.750%	230,000	262,775
Petrohawk Energy Corp.	08/15/2018	7.250%	796,000	907,540
Quadra FNX Mining Ltd.(g)	06/15/2019	7.750%	337,000	358,905
Regions Financing Trust II(f)	05/15/2047	6.625%	268,000	248,905
Salem Communications Corp.	12/15/2016	9.625%	221,000	241,995
Solo Cup Co.	02/15/2014	8.500%	315,000	315,000
Solutia, Inc.	11/01/2017	8.750%	575,000	646,875
Speedway Motorsports, Inc.	06/01/2016	8.750%	172,000	184,900
The Reader’s Digest Association, Inc.(f)	02/15/2017	9.500%	311,000	250,355
Western Refining, Inc.(g)	06/15/2017	11.250%	198,000	221,760
WMG Acquisition Corp.	06/15/2016	9.500%	396,000	422,730

TOTAL CORPORATE BONDS (Cost $7,367,062)				7,266,465

CONVERTIBLE CORPORATE BONDS - 2.89%
Nortel Networks Corp.(h)	04/15/2014	2.125%	169,000	167,310
PetroBakken Energy Ltd.(i)	02/08/2016	3.125%	400,000	393,200
Rambus, Inc.	06/15/2014	5.000%	320,000	317,600

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $861,191)				878,110

See Notes to Financial Statements.
36	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (a)- 1.17%
Call Options Purchased - 0.00%(j)
Eastman Chemical Co.:
	06/2012	$60.00	3	$7
	06/2012	65.00	5	25

TOTAL CALL OPTIONS PURCHASED (Cost $499)				32

Put Options Purchased - 1.17%
Cameco Corp.	06/2012	22.00	47	13,630
Genworth Financial, Inc.	07/2012	5.00	590	21,830
Human Genome Sciences, Inc.	07/2012	13.00	169	13,351
Kinder Morgan, Inc.:
	06/2012	40.00	112	71,680
	06/2012	42.50	8	7,120
	06/2012	45.00	39	44,070
	07/2012	26.00	8	120
Molycorp, Inc.:
	06/2012	34.00	1	1,447
	06/2012	35.00	1	1,548
Pan American Silver Corp.	07/2012	18.00	9	1,980
SPDR S&P 500 ETF Trust:
	06/2012	131.00	196	47,530
	06/2012	132.00	172	49,966
	06/2012	133.00	44	15,334
Sunoco, Inc.:
	08/2012	46.00	8	1,232
	08/2012	47.00	13	2,776
Superior Energy Services, Inc.	09/2012	22.50	205	58,937
Viterra, Inc.	07/2012	14.00	190	1,840

TOTAL PUT OPTIONS PURCHASED (Cost $367,971)				354,391

TOTAL PURCHASED OPTIONS
(Cost $368,470)				354,423

See Notes to Financial Statements.
Annual Report | May 31, 2012	37

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

	7 Day Yield	Shares	Value
SHORT-TERM INVESTMENTS - 1.84%
Time Deposits
Euro Time Deposit	0.010%	558,856	$558,856

TOTAL SHORT-TERM INVESTMENTS (Cost $558,856)			558,856

Total Investments - 111.95% (Cost $35,151,058)			33,994,746

Liabilities in Excess of Other Assets - (11.95%)			(3,629,788)

NET ASSETS - 100.00%			$30,364,958

(a)	Non-income producing security.
(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of May 31, 2012, the total market value of these securities was $25,561 representing 0.08% of net assets.
(c)

Security, or a portion of security, is being held as collateral for short sales or written option contracts. At period end, the aggregate market value of those securities was $4,760,637, representing 15.68% of net assets.

(d)	Underlying security for a written/purchased call/put option.
(e)	Security considered illiquid. On May 31, 2012, the total market value of these securities was $15,561, representing 0.05% of net assets.
(f)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at May 31, 2012.
(g)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2012, these securities had a total value of $1,200,323 or 3.95% of net assets.

(h)	Security in default on interest payments.
(i)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of May 31, 2012, the aggregate market value of those securities was $393,200, representing 1.29% of net assets.

(j)	Less than 0.005% of Net Assets.

See Notes to Financial Statements.
38	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

Securities determined to be illiquid under the procedures approved by the Funds’ Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	%of Net Assets
05/17/2012	Charter Hall Office REIT	$0	$1,149	0.00	%(a)
12/12/2011	Cubist Pharmaceuticals, Inc.	0	0	0.00
05/16/2012	Delphi Financial Group, Inc.	0	10,352	0.04
10/17/2011	Del Monte Foods Co.	0	4,060	0.01
10/04/2010-10/22/2010	Emergent Biosolutions, Inc.	162	0	0.00

			$15,561	0.05%

(a)	Less than 0.005% of Net Assets.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS
Chemicals
Eastman Chemical Co.	(2,432)	$(113,234)

Electric
Duke Energy Corp.	(50,225)	(1,103,946)

Iron & Steel
Nippon Steel Corp.	(170,391)	(382,706)

Mining
Molycorp, Inc.	(3,400)	(66,912)
Nevada Copper Corp.	(6,725)	(13,153)
Pan American Silver Corp.	(100)	(1,658)

		(81,723)

Miscellaneous Manufacturing
Eaton Corp.	(1,540)	(65,696)

Pharmaceuticals
SXC Health Solutions Corp.	(1,430)	(128,285)

Pipelines
Kinder Morgan, Inc.	(3,679)	(125,785)

Semiconductors
Lam Research Corp.	(9,288)	(346,442)
Rambus, Inc.	(2,160)	(10,390)

		(356,832)

See Notes to Financial Statements.
Annual Report | May 31, 2012	39

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (Continued)
Telecommunications
Consolidated Communications Holdings, Inc.	(3,240)	$(47,790)
TELUS Corp.	(2,316)	(134,809)

		(182,599)

TOTAL COMMON STOCKS (Proceeds $2,675,926)		(2,540,806)

EXCHANGE TRADED FUNDS
Equity Fund
SPDR S&P 500 ETF Trust	(11,298)	(1,485,574)
SPDR S&P Insurance ETF	(4,884)	(193,357)

		(1,678,931)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,769,644)		(1,678,931)

WARRANTS
Kinder Morgan, Inc., 02/15/2017, $40	(34,661)	(79,027)

TOTAL WARRANTS (Proceeds $70,164)		(79,027)

TOTAL SECURITIES SOLD SHORT (Proceeds $4,515,734)		$(4,298,764)

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options
Ariba, Inc.:
	06/2012	$45.00	(28)	$(560)
	07/2012	45.00	(37)	(1,387)
Avon Products, Inc.:
	06/2012	17.00	(21)	(1,050)
	06/2012	18.00	(17)	(382)
Comverse Technology	06/2012	7.50	(15)	(75)
Duke Energy Corp.	06/2012	21.00	(12)	(1,200)
Eaton Corp.:
	06/2012	40.00	(1)	(295)
	06/2012	41.00	(7)	(1,488)
	06/2012	43.00	(1)	(95)
	06/2012	44.00	(1)	(55)
	06/2012	45.00	(8)	(240)

See Notes to Financial Statements.
40	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options (Continued)
Genworth Financial, Inc.:
	06/2012	$6.00	(79)	$(356)
	06/2012	7.00	(79)	(197)
	06/2012	8.00	(79)	(79)
Human Genome Sciences, Inc.:
	06/2012	14.00	(14)	(441)
	06/2012	15.00	(34)	(544)
	07/2012	16.00	(35)	(788)
Illumina, Inc.:
	06/2012	41.00	(1)	(260)
	06/2012	42.00	(1)	(187)
	06/2012	43.00	(5)	(663)
	06/2012	44.00	(5)	(487)
	06/2012	45.00	(6)	(390)
JAKKS Pacific, Inc.	06/2012	17.50	(1)	(110)
Kinder Morgan, Inc.:
	06/2012	30.00	(4)	(1,520)
	06/2012	32.50	(28)	(4,340)
	06/2012	35.00	(20)	(750)
	06/2012	37.50	(11)	(110)
	06/2012	40.00	(114)	(285)
	06/2012	42.50	(34)	(85)
	06/2012	45.00	(45)	(113)
Lam Research Corp.:
	06/2012	38.00	(1)	(10)
	06/2012	39.00	(1)	(5)
	06/2012	38.00	(1)	(83)
	06/2012	39.00	(5)	(250)
	06/2012	40.00	(5)	(137)
	06/2012	41.00	(3)	(45)
Molycorp, Inc.	09/2012	40.00	(1)	(14)
Pan American Silver Corp.:
	06/2012	17.00	(12)	(660)
	06/2012	18.00	(11)	(275)
	06/2012	19.00	(1)	(10)
Stillwater Mining Co.	06/2012	9.00	(40)	(900)
Sunoco, Inc.:
	06/2012	50.00	(13)	(221)
	06/2012	52.50	(8)	(60)
Superior Energy Services, Inc.:
	06/2012	22.50	(8)	(400)
	06/2012	30.00	(8)	(20)

See Notes to Financial Statements.
Annual Report | May 31, 2012	41

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value
Written Call Options (Continued)
SXC Health Solutions Corp.:
	06/2012	$82.50	(6)	$(4,500)
	06/2012	85. 00	(5)	(2,675)
The Manitowoc Co., Inc.:
	06/2012	11. 00	(47)	(1,527)
	06/2012	12. 00	(70)	(700)
The PEP Boys -Manny Moe & Jack:
	06/2012	10. 00	(2)	(25)
	06/2012	12. 50	(5)	(13)
	07/2012	10. 00	(3)	(120)
	07/2012	15. 00	(36)	(90)
TNT Express N.V.:
	06/2012	9. 20	(62)	(498)
	06/2012	9. 60	(99)	(123)
	06/2012	10. 00	(31)	(38)
Walter Energy, Inc.	06/2012	55. 00	(4)	(12)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $53,523)				(31,943)

Written Put Options
Express Scripts, Inc.	06/2012	47. 50	(80)	(160)
Genworth Financial, Inc.	06/2012	5. 00	(79)	(1,303)
JAKKS Pacific, Inc.	06/2012	17. 50	(33)	(412)
Kinder Morgan, Inc.:
	06/2012	30. 00	(19)	(238)
	06/2012	32. 50	(2)	(90)
SPDR S&P 500 ETF Trust:
	06/2012	120.00	(44)	(3,454)
	06/2012	130. 00	(6)	(204)
Sunoco, Inc.:
	06/2012	46. 00	(13)	(813)
	06/2012	47. 00	(8)	(900)
Superior Energy Services, Inc.:
	06/2012	20. 00	(37)	(1,295)
	06/2012	22. 50	(29)	(3,915)
TELUS Corp.:
	06/2012	58. 00	(2)	(55)
	06/2012	60. 00	(2)	(235)
TNT Express N.V.:
	06/2012	9. 20	(62)	(1,955)

See Notes to Financial Statements.
42	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Put Options (Continued)
TNT Express N.V.: (Continued)
	06/2012	$9.60	(16)	$(1,177)

TOTAL WRITTEN PUT OPTIONS
(Premiums received $33,371)				(16,206)

TOTAL WRITTEN OPTIONS
(Premiums received $86,894)				$(48,149)

EQUITY SWAP CONTRACTS

Counterparty	Reference Obligation	Rate Paid by the Fund	Termination Dates	Notional Amount	Unrealized Appreciation
UBS	GlobeOp Financial Services SA	LIBOR-BBA- plus 35 bps	03/01/2013	$31,284	$65
UBS	International Power Plc	LIBOR-BBA- plus 35 bps	05/16/2013	446,173	61

				$477,457	$126

Counterparty	Reference Obligation	Rate Paid by the Fund	Termination Dates	Notional Amount	Unrealized Depreciation
Goldman, Sachs & Co.	Gloucester Coal Ltd.	LIBOR-BBA- plus 50 bps	05/28/2013 - 06/07/2013	$48,431	$(378)
UBS	Flinders Mines Ltd.	1Month-LIBOR- plus 45 bps	Monthly Reset	172,833	(79,575)
UBS	Gloucester Coal Ltd.	1Month-LIBOR- plus 45 bps	Monthly Reset	960,844	(91,569)

				$1,182,108	$(171,522)

See Notes to Financial Statements.
Annual Report | May 31, 2012	43

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

OUTSTANDING FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Appreciation
AUD	2,119,900	Sale	06/15/2012	2,062,029	$103,925
AUD	33,000	Purchase	06/15/2012	32,099	80
CAD	3,773,500	Purchase	06/15/2012	3,652,210	144,165
CHF	1,139,000	Purchase	06/15/2012	1,172,903	69,629
EUR	760,000	Purchase	06/15/2012	939,809	53,953
GBP	125,100	Purchase	06/15/2012	192,789	3,964
HKD	735,000	Sale	06/15/2012	94,702	23
HKD	3,891,000	Purchase	06/15/2012	501,340	332
JPY	2,979,000	Sale	06/15/2012	38,023	1,460
MYR	644,000	Purchase	06/15/2012	202,839	8,620
NOK	1,198,000	Purchase	06/15/2012	195,798	13,560
SGD	56,000	Purchase	06/15/2012	43,459	980

					$400,691

Contract Description	Contracts to Deliver/Receive	Purchase/ Sale Contract	Expiration Date	Current Value	Unrealized Depreciation
AUD	34,000	Sale	06/15/2012	33,072	$(71)
AUD	790,000	Purchase	06/15/2012	768,434	(35,780)
CAD	1,921,000	Sale	06/15/2012	1,859,254	(57,497)
CHF	686,000	Sale	06/15/2012	706,419	(33,266)
EUR	198,000	Sale	06/15/2012	244,845	(8,032)
GBP	37,000	Sale	06/15/2012	57,020	(998)
HKD	236,000	Sale	06/15/2012	30,408	(15)
HKD	1,100,000	Purchase	06/15/2012	141,731	(35)
JPY	37,370,000	Purchase	06/15/2012	476,975	(21,804)
MYR	644,000	Sale	06/15/2012	202,839	(10,229)
NOK	1,198,000	Sale	06/15/2012	195,798	(13,263)
SGD	56,000	Sale	06/15/2012	43,459	(449)

					$(181,439)

See Notes to Financial Statements.
44	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Portfolio of Investments (continued)
May 31, 2012

Country	% of Net Assets
Canada	12.27%
Australia	4.31%
Japan	2.71%
Netherlands	2.66%
Switzerland	1.62%
Israel	1.53%
China	1.44%
Great Britain	0.71%
Bermuda	0.26%
Germany	0.16%
United States	84.28%
Net Cash, Loan Payable and Other Financial Instruments	-11.95%

100.00%

Abbreviations:

AG - Aktiengesellschaft ( in Germany, corporation limited by shares)

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

ETF - Exchange Traded Fund

EUR - Euro

GBP - Great British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

LLC - Limited Liability Company

Ltd. - Limited

MYR - Malaysian Ringgit

NOK - Norwegian Krone

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

Plc - Public Limited Liability

REIT - Real Estate Investment Trust

SGD - Singapore Dollar

SPDR - Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.
Annual Report | May 31, 2012	45

The Arbitrage Event-Driven Fund
May 31, 2012

The following is a summary of the inputs used as of May 31, 2012, in valuing the Arbitrage Event-Driven Fund’s investments carried at value:

Investments in Securities at Value

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Aerospace & Defense	$528,989	$–	$10,000	$538,989
Apparel	41,638	–	–	41,638
Auto Parts & Equipment	490,958	–	–	490,958
Banks	1,174,105	–	–	1,174,105
Biotechnology	822,828	–	–	822,828
Building Materials	163,832	–	–	163,832
Chemicals	556,532	–	–	556,532
Coal	823,189	–	–	823,189
Computers	282,393	–	–	282,393
Cosmetics & Personal Care	99,300	–	–	99,300
Distribution & Wholesale	52,213	–	–	52,213
Diversified Financial Services	446,120	–	–	446,120
Electric	1,307,315	–	–	1,307,315
Electronics	561,574	–	–	561,574
Food	56,158	–	4,060	60,218
Forest Products & Paper	165,826	–	–	165,826
Health Care Products	630,215	–	–	630,215
Healthcare Services	48,667	–	–	48,667
Insurance	741,079	–	10,352	751,431
Internet	1,154,469	–	–	1,154,469
Iron & Steel	681,292	–	–	681,292
Leisure Time	141,854	–	–	141,854
Lodging	73,617	–	–	73,617
Machinery-Diversified	420,160	–	–	420,160
Media	611,642	–	–	611,642
Mining	774,022	–	–	774,022
Miscellaneous Manufacturing	243,860	307,242	–	551,102
Oil & Gas	426,276	–	–	426,276
Oil & Gas Services	771,607	–	–	771,607
Pharmaceuticals	768,893	–	–	768,893
Pipelines	858,305	–	–	858,305
Real Estate Investment Trusts	205,197	–	1,149	206,346
Retail	1,319,693	–	–	1,319,693
Semiconductors	571,764	–	–	571,764
Software	298,312	–	–	298,312
Telecommunications	722,049	–	–	722,049
Toys, Games & Hobbies	245,788	–	–	245,788
Transportation	1,245,784	–	–	1,245,784

See Notes to Financial Statements.
46	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund
May 31, 2012

Investments in Securities at Value (continued)

	Level 1	Level 2	Level 3	Total
Preferred Stocks	$2,235,848	$–	$–	$2,235,848
Exchange Traded Funds	1,761,703	–	–	1,761,703
Corporate Bonds	–	7,266,465	–	7,266,465
Convertible Corporate Bonds	–	878,110	–	878,110
Rights	–	–	–	–
Warrants	79,023	–	–	79,023
Purchased Options	354,423	–	–	354,423
Short-Term Investments	558,856	–	–	558,856
TOTAL	$25,517,368	$8,451,817	$25,561	$33,994,746

Other Financial Instruments*
Assets
Forward Foreign Currency Exchange Contracts	$–	$400,691	$–	$400,691
Equity Swaps	126	–	–	126
Liabilities
Common Stocks**	(2,540,806)	–	–	(2,540,806)
Exchange Traded Funds	(1,678,931)	–	–	(1,678,931)
Warrants	(79,027)	–	–	(79,027)
Written Options	(48,149)	–	–	(48,149)
Forward Foreign Currency Exchange Contracts	–	(181,439)	–	(181,439)
Equity Swaps	(171,522)	–	–	(171,522)
Total	$(4,518,309)	$219,252	$–	$(4,299,057)

* Other financial instruments are instruments not reflected in the Portfolio of Investments, such as written options, short sales, forward foreign currency exchange contracts and forward contracts.

** Refer to Portfolio of Investments for sector information.

See Notes to Financial Statements.
Annual Report | May 31, 2012	47

The Arbitrage Event-Driven Fund
May 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the year ended May 31, 2012:

Investments in Securities	Balance as of May 31, 2011	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Sales proceeds	Transfer into Level 3	Balance as of May 31, 2012	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at May 31, 2012
Common Stocks	$ –	$ 185	$ 15,561	$ (185)	$ 10,000	$ 25,561	$ 8,511
Rights	–	–	(130)	–	130	0	(130)
TOTAL	$ –	$ 185	$ 15,431	$ (185)	$ 10,130	$ 25,561	$ 8,381

See Notes to Financial Statements.
48	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Statement of Assets and Liabilities
May 31, 2012

ASSETS
Investments:
At cost	$2,943,832,203

At value (Note 2)	$2,896,878,462
Cash	109,996,610
Deposits with brokers for securities sold short (Note 2)	368,608,268
Deposits with brokers for swaps (Note 2)	351,934,781
Receivable for investment securities sold	40,578,870
Receivable for capital shares sold	11,307,779
Unrealized appreciation on forward foreign currency exchange contracts (Note 7)	45,490,602
Unrealized appreciation on equity swap contracts	898,286
Dividends and interest receivable	4,471,156
Prepaid expenses	110,455

Total Assets	3,830,275,269

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $578,848,284)	568,220,292
Written options, at value (Notes 2) (premiums received $5,757,700)	3,635,981
Payable to foreign custodian (Cost $963,072)	1,094,731
Payable for investment securities purchased	120,149,211
Payable for swap contract payments	547,235
Unrealized depreciation on forward foreign currency exchange contracts (Note 7)	21,765,979
Unrealized depreciation on equity swap contracts	17,549,959
Payable for capital shares redeemed	2,204,406
Payable to Advisor (Note 5)	2,664,912
Dividends payable on securities sold short (Note 2)	2,664,853
Payable to Distributor (Note 5)	211,345
Payable to Administrator (Note 5)	219,329
Interest expense payable	826,743
Payable to Trustees	44,361
Payable to Chief Compliance Officer (Note 5)	39,213
Payable to Principal Financial Officer (Note 5)	826
Other accrued expenses and liabilities	259,700

Total Liabilities	742,099,076

NET ASSETS	$3,088,176,193

NET ASSETS CONSIST OF:
Paid-in capital	$3,084,392,068
Accumulated net investment loss	(420,119)
Accumulated net realized gain on investments, equity swap contracts, securities sold short, written option contracts and foreign currencies	31,433,311
Net unrealized depreciation on investments, securities sold short, written option contracts, equity swap contracts and translation of assets and liabilities denominated in foreign currencies	(27,229,067)

NET ASSETS	$3,088,176,193

See Notes to Financial Statements.
Annual Report | May 31, 2012	49

The Arbitrage Fund	Statement of Assets and Liabilities
May 31, 2012

PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$1,003,646,485
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	78,437,528
Net asset value and offering price per share(a)	$12.80
CLASS I SHARES:
Net assets applicable to Class I shares	$2,084,529,708
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	159,914,734
Net asset value and offering price per share(a)	$13.04

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.
50	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Statement of Assets and Liabilities
May 31, 2012

ASSETS
Investments:
At cost	$35,151,058

At value (Note 2)	$33,994,746
Cash	37,727
Deposits with brokers for securities sold short (Note 2)	1,612,092
Deposits with brokers for swaps (Note 2)	2,519,375
Receivable for investment securities sold	1,035,393
Receivable for capital shares sold	200,025
Unrealized appreciation on forward foreign currency exchange contracts (Note 7)	400,691
Unrealized appreciation on equity swap contracts	126
Dividends and interest receivable	188,645
Prepaid expenses	25,915

Total Assets	40,014,735

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $4,515,734)	4,298,764
Written options, at value (Notes 2) (premiums received $86,894)	48,149
Loan Payable (Note 4)	2,800,000
Payable to foreign custodian (Cost $10,517)	12,736
Payable for investment securities purchased	2,040,111
Payable for swap contract payments	4,087
Unrealized depreciation on forward foreign currency exchange contracts (Note 7)	181,439
Unrealized depreciation on equity swap contracts	171,522
Payable for capital shares redeemed	13,854
Payable to Advisor (Note 5)	16,238
Dividends payable on securities sold short (Note 2)	13,583
Payable to Distributor (Note 5)	1,896
Payable to Administrator (Note 5)	6,083
Interest expense payable	8,168
Payable to Trustees	419
Payable to Chief Compliance Officer (Note 5)	370
Payable to Principal Financial Officer (Note 5)	8
Other accrued expenses and liabilities	32,350

Total Liabilities	9,649,777

NET ASSETS	$30,364,958

NET ASSETS CONSIST OF:
Paid-in capital	$31,225,180
Undistributed net investment income	140,484
Accumulated net realized loss on investments, equity swap contracts, securities sold short, written option contracts and foreign currencies	(145,498)
Net unrealized depreciation on investments, securities sold short, written option contracts, equity swap contracts and translation of assets and liabilities denominated in foreign currencies	(855,208)

NET ASSETS	$30,364,958

See Notes to Financial Statements.
Annual Report | May 31, 2012	51

The Arbitrage Event-Driven Fund	Statement of Assets and Liabilities
May 31, 2012

PRICING OF SHARES:
CLASS R SHARES:
Net assets applicable to Class R shares	$8,975,878
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	917,292
Net asset value and offering price per share(a)	$9.79
CLASS I SHARES:
Net assets applicable to Class I shares	$21,389,080
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,178,615
Net asset value and offering price per share(a)	$9.82

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.
52	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Statement of Operations
For the Year Ended May 31, 2012

INVESTMENT INCOME
Dividends	$37,597,851
Foreign taxes withheld	(1,007,246)
Interest income	323,506

Total Income	36,914,111

EXPENSES
Investment advisory fees (Note 5)	27,039,430
Distribution expense, Class R (Note 5)	2,551,874
Administrative fees (Note 5)	917,848
Chief Compliance Officer fees (Note 5)	241,990
Trustees’ fees	103,563
Dividend expense	15,231,270
Interest rebate expense	5,204,681
Transfer agent fees (Note 5)	1,584,913
Custodian and bank service fees	363,890
Registration and filing fees	366,563
Printing of shareholder reports	251,279
Professional fees	119,382
Line of credit interest expense (Note 4)	140,366
Insurance expense	97,707
Principal Financial Officer fees (Note 5)	8,072
Other expenses	23,169

Total Expenses	54,245,997
NET INVESTMENT LOSS	(17,331,886)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	121,504,421
Equity swap contracts	(2,585,440)
Securities sold short	(16,315,889)
Written option contracts	36,741,453
Foreign currency transactions (Note 7)	(32,265,222)
Net change in unrealized appreciation (depreciation) on:
Investments	(92,416,352)
Equity swap contracts	(16,226,039)
Securities sold short	25,718,371
Written option contracts	3,634,869
Foreign currency transactions (Note 7)	44,995,129

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES
72,785,301

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,453,415

See Notes to Financial Statements.
Annual Report | May 31, 2012	53

The Arbitrage Event-Driven Fund	Statement of Operations
For the Year Ended May 31, 2012

INVESTMENT INCOME
Dividends	$260,849
Foreign taxes withheld	(5,499)
Interest income	490,337

Total Income	745,687

EXPENSES
Investment advisory fees (Note 5)	293,212
Distribution expense, Class R (Note 5)	18,985
Administrative fees (Note 5)	15,645
Chief Compliance Officer fees (Note 5)	2,188
Trustees’ fees	995
Dividend expense	64,578
Interest rebate expense	36,000
Transfer agent fees (Note 5)	30,211
Custodian and bank service fees	33,288
Registration and filing fees	31,600
Printing of shareholder reports	3,512
Professional fees	27,395
Line of credit interest expense (Note 4)	13,740
Insurance expense	507
Principal Financial Officer fees (Note 5)	73
Other expenses	14,918

Total Expenses	586,847
Fees waived by the Advisor, Class R (Note 5)	(37,027)
Fees waived by the Advisor, Class I (Note 5)	(78,860)

Net Expenses	470,960

NET INVESTMENT INCOME	274,727

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	311,496
Equity swap contracts	63,444
Securities sold short	(162,733)
Written option contracts	888,291
Foreign currency transactions (Note 7)	(256,018)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,279,766)
Equity swap contracts	(171,140)
Securities sold short	271,537
Written option contracts	52,194
Foreign currency transactions (Note 7)	362,251

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES
79,556

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$354,283

See Notes to Financial Statements.
54	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Fund	Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011
FROM OPERATIONS:
Net investment loss	$(17,331,886)	$(15,142,106)
Net realized gains (losses) from:
Investments and equity swap contracts	118,918,981	206,915,449
Securities sold short	(16,315,889)	(135,748,137)
Written option contracts	36,741,453	46,519,445
Foreign currency transactions	(32,265,222)	(37,270,276)
Net change in unrealized appreciation (depreciation) on:
Investments and equity swap contracts	(108,642,391)	81,972,695
Securities sold short	25,718,371	(34,484,809)
Written option contracts	3,634,869	(3,050,431)
Foreign currency transactions	44,995,129	(31,774,582)

Net increase in net assets resulting from operations	55,453,415	77,937,248

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	–	–
Distributions from net investment income, Class I	–	(2,488,681)
NET REALIZED GAINS
Distributions from net realized gains, Class R	(23,687,810)	(18,628,251)
Distributions from net realized gains, Class I	(33,819,578)	(28,149,973)

Decrease in net assets from distributions to shareholders	(57,507,388)	(49,266,905)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6):
CLASS R
Proceeds from shares sold	660,474,386	469,724,830
Shares issued in reinvestment of distributions	23,114,090	18,245,513
Proceeds from redemption fees collected (Note 2)	28,121	30,738
Payments for shares redeemed	(546,985,289)	(397,893,353)

Net increase in net assets from Class R share transactions	136,631,308	90,107,728

CLASS I
Proceeds from shares sold	1,198,168,361	1,272,634,996
Shares issued in reinvestment of distributions	20,982,182	19,547,763
Proceeds from redemption fees collected (Note 2)	22,731	24,113
Payments for shares redeemed	(479,260,004)	(538,994,146)

Net increase in net assets from Class I share transactions	739,913,270	753,212,726

TOTAL INCREASE IN NET ASSETS	874,490,605	871,990,797

NET ASSETS:
Beginning of year	2,213,685,588	1,341,694,791

End of year *	$3,088,176,193	$2,213,685,588

*Including undistributed net investment income/Accumulated net investment (loss) of:	$(420,119)	$16,044,013

See Notes to Financial Statements.
Annual Report | May 31, 2012	55

The Arbitrage Event-Driven Fund	Statement of Changes in Net Assets

	Year Ended May 31, 2012	Period Ended May 31, 2011(a)

FROM OPERATIONS:
Net investment income	$274,727	$1,489
Net realized gains (losses) from:
Investments and equity swap contracts	374,940	473,462
Securities sold short	(162,733)	(320,545)
Written option contracts	888,291	134,070
Foreign currency transactions	(256,018)	(27,149)
Net change in unrealized appreciation (depreciation) on:
Investments and equity swap contracts	(1,450,906)	107,503
Securities sold short	271,537	(54,567)
Written option contracts	52,194	2,246
Foreign currency transactions	362,251	(145,466)

Net increase in net assets resulting from operations	354,283	171,043

FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME
Distributions from net investment income, Class R	(115,815)	(709)
Distributions from net investment income, Class I	(206,028)	(4,664)
NET REALIZED GAINS
Distributions from net realized gains, Class R	(371,036)	(5,070)
Distributions from net realized gains, Class I	(655,595)	(26,662)

Decrease in net assets from distributions to shareholders	(1,348,474)	(37,105)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6):
CLASS R
Proceeds from shares sold	8,825,434	4,922,051
Shares issued in reinvestment of distributions	457,817	5,343
Proceeds from redemption fees collected (Note 2)	811	157
Payments for shares redeemed	(4,806,739)	(81,420)

Net increase in net assets from Class R share transactions	4,477,323	4,846,131

CLASS I
Proceeds from shares sold	15,439,192	11,861,192
Shares issued in reinvestment of distributions	810,048	30,364
Proceeds from redemption fees collected (Note 2)	182	496
Payments for shares redeemed	(5,935,647)	(304,070)

Net increase in net assets from Class I share transactions	10,313,775	11,587,982

TOTAL INCREASE IN NET ASSETS	13,796,907	16,568,051

NET ASSETS:
Beginning of year	16,568,051	–

End of year *	$30,364,958	$16,568,051

*Including undistributed net investment income of:	$140,484	$98,212

(a)	Commenced operations on October 1, 2010.

See Notes to Financial Statements.
56	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Event-Driven Fund	Statement of Cash Flows
For the Year Ended May 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$354,283
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(140,036,018)
Proceeds from sales of long-term portfolio investments	119,030,662
Net proceeds from short-term investments	1,788,436
Cover securities sold short transactions	(64,840,968)
Proceeds from securities sold short	67,356,829
Premiums received from written option contracts	1,626,155
Premiums paid on closing written option contacts	(701,045)
Purchased options transactions	(1,908,623)
Proceeds from sale of purchased options transactions	1,127,485
Discount and premium amortization	85,891
Net realized gains from security transactions	(1,100,498)
Net realized losses on foreign currency transactions	256,018
Net change in unrealized depreciation from security transactions	1,127,175
Net change in unrealized appreciation on forward currency transactions	(362,251)
Changes in assets and liabilities:
Increase in deposits with brokers for securities sold short	(952,776)
Increase in deposits with brokers for swaps	(2,519,375)
Decrease in receivable from Adviser	13,104
Decrease in deferred offering cost	11,391
Decrease in reclaims receivables	293
Increase in dividends and interest receivable	(128,592)
Increase in prepaid expenses	(23,272)
Increase in payable for swap contract payments	4,087
Increase in payable to Adviser	4,614
Increase in payable to Distributor	1,191
Increase in payable to Administrator	5,339
Increase in payable to Trustees	254
Increase in interest expense payable	6,237
Increase in payable to Chief Compliance Officer	280
Increase in payable to Principal Financial Officer	8
Increase in dividends payable on securities sold short	13,583
Increase in other accrued expenses and liabilities	9,911

Net cash used in operating activities	(19,750,192)

CASH FLOWS FROM FINANCING ACTIVITIES
Loan payable, net	2,800,000
Proceeds from shares sold	27,725,894
Payments for shares redeemed, net of redemption fees	(10,728,007)
Cash distributions paid	(80,609)

Net cash provided by financing activities	19,717,278

NET DECREASE IN CASH AND FOREIGN CURRENCY	(32,914)
CASH AND FOREIGN CURRENCY, NET - BEGINNING OF PERIOD	57,905

CASH AND FOREIGN CURRENCY, NET - END OF PERIOD	$24,991

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest rebate expense and line of credit interest expense:	$43,503
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of:	$1,267,865

See Notes to Financial Statements.
Annual Report | May 31, 2012	57

The Arbitrage Fund – Class R

Selected Per Share Data for a Share Outstanding Throughout the Periods Presented:

Net asset value, beginning of period
Income (loss) from investment operations
Net investment loss(a)
Net realized and unrealized gains on investments and foreign currencies

Total from investment operations

Less distributions
From net investment income
From net realized gains
Total distributions
Proceeds from redemption fees collected

Net asset value, end of period

Total return(c)

Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense
Expenses excluding interest and dividend expense(d)(e)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(d)(e)
Net investment loss

Portfolio turnover rate

(a)	Per share amounts were calculated using average shares for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Dividend expense totaled 0.58%, 0.51%, 0.88%, 0.74% and 0.48%, respectively, of average net assets for the years ended May 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(e)

Interest rebate expense and line of credit interest expense totaled 0.20%, 0.13%, 0.29% and 0.58%, respectively, of average net assets for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.
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Financial Highlights

Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2008
$12.77	$12.50	$12.43	$12.79	$12.91

(0.11)	(0.12)	(0.14)	(0.16)	(0.03)
0.44	0.66	0.52	0.30	0.78

0.33	0.54	0.38	0.14	0.75

–	–	(0.05)	–	–
(0.30)	(0.27)	(0.26)	(0.52)	(0.87)

(0.30)	(0.27)	(0.31)	(0.52)	(0.87)

0.00(b)	0.00(b)	0.00(b)	0.02	0.00(b)

$12.80	$12.77	$12.50	$12.43	$12.79

2.54%	4.37%	3.08%	1.64%	5.97%

$1,003,646	$866,885	$759,235	$219,338	$112,092

2.23%	2.16%	2.80%	3.28%	2.44%
1.45%	1.52%	1.63%	1.95%	1.96%
1.44%	1.52%	1.63%	1.95%	1.90%
(0.83)%	(0.93)%	(1.12)%	(1.34)%	(0.25)%

563%	389%	371%	709%	712%

Annual Report | May 31, 2012	59

The Arbitrage Fund – Class I

Selected Per Share Data for a Share Outstanding Throughout the Periods Presented:

Net asset value, beginning of period
Income (loss) from investment operations
Net investment income (loss)(a)
Net realized and unrealized gains on investments and foreign currencies
Total from investment operations

Less distributions
From net investment income
From net realized gains
Total distributions
Proceeds from redemption fees collected

Net asset value, end of period

Total return(c)

Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense
Expenses excluding interest and dividend expense(d)(e)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(d)(e)
Net investment income (loss)

Portfolio turnover rate

(a)	Per share amounts were calculated using average shares for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Dividend expense totaled 0.58%, 0.51%, 0.88%, 0.74% and 0.48%, respectively, of average net assets for the years ended May 31, 2012, 2011, 2010, 2009 and 2008, respectively.
(e)

Interest rebate expense and line of credit interest expense totaled 0.20%, 0.13%, 0.29% and 0.58%, respectively, of average net assets for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.
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Financial Highlights

Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2008
$12.98	$12.68	$12.60	$12.95	$13.03

(0.07)	(0.08)	(0.11)	(0.11)	0.01
0.43	0.67	0.52	0.28	0.78
0.36	0.59	0.41	0.17	0.79

–	(0.02)	(0.07)	–	–
(0.30)	(0.27)	(0.26)	(0.52)	(0.87)
(0.30)	(0.29)	(0.33)	(0.52)	(0.87)
0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)

$13.04	$12.98	$12.68	$12.60	$12.95

2.74%	4.74%	3.28%	1.69%	6.23%

$2,084,530	$1,346,801	$582,460	$108,780	$81,832

1.98%	1.91%	2.55%	3.03%	2.20%
1.20%	1.27%	1.38%	1.70%	1.72%
1.20%	1.27%	1.38%	1.70%	1.65%
(0.56)%	(0.62)%	(0.85)%	(0.87)%	0.11%

563%	389%	371%	709%	712%

Annual Report | May 31, 2012	61

The Arbitrage Event-Driven Fund –Class R

Selected Per Share Data for a Share Outstanding Throughout the Periods Presented:

Net asset value, beginning of period
Income (loss) from investment operations
Net investment income (loss)(b)
Net realized and unrealized gains on investments and foreign currencies
Total from investment operations

Less distributions
From net investment income
From net realized gains
Total distributions
Proceeds from redemption fees collected

Net asset value, end of period

Total return(d)

Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense
Expenses excluding interest and dividend expense(g)(h)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(g)(h)
Net investment income (loss)

Portfolio turnover rate

(a)	Commenced operations on October 1, 2010
(b)	Per share amounts were calculated using average shares for the year.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not Annualized.
(f)	Annualized.
(g)	Dividend expense totaled 0.27% and 0.28% (annualized), respectively, of average net assets for the year ended May 31, 2012 and the period ended May 31, 2011, respectively.
(h)	Interest rebate expense and line of credit interest expense totaled 0.21% and 0.21% (annualized) of average net assets for the year ended May 31, 2012 and the period ended May 31, 2011, respectively.

See Notes to Financial Statements.
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Financial Highlights

Year Ended May 31, 2012	Period Ended May 31, 2011(a)

$10.23	$10.00

0.10	(0.02)
0.09	0.36

0.19	0.34

(0.15)	(0.01)
(0.48)	(0.10)

(0.63)	(0.11)

0.00(c)	0.00(c)

$9.79	$10.23

1.88%	3.43%(e)

$8,976	$4,867

2.67%	4.33%(f)
2.19%	3.84%(f)
1.69%	1.69%(f)
1.02%	(0.26)%(f)

490%	298%(e)

Annual Report | May 31, 2012	63

The Arbitrage Event-Driven Fund –Class I

Selected Per Share Data for a Share Outstanding Throughout the Periods Presented:

Net asset value, beginning of period
income (loss) from investment operations
Net investment income(b)
Net realized and unrealized gains on investments and foreign currencies
Total from investment operations

Less distributions
From net investment income
From net realized gains
Total distributions
Proceeds from redemption fees collected

Net asset value, end of period

Total return(d)

Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Expenses including interest and dividend expense
Expenses excluding interest and dividend expense(g)(h)
Expenses after advisory fees waived and expenses reimbursed excluding interest and dividend expense(g)(h)
Net investment income

Portfolio turnover rate

(a)	Commenced operations on October 1, 2010
(b)	Per share amounts were calculated using average shares for the year.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in the value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not Annualized.
(f)	Annualized.
(g)	Dividend expense totaled 0.27% and 0.28% (annualized), respectively, of average net assets for the year ended May 31, 2012 and the period ended May 31, 2011, respectively.
(h)	Interest rebate expense and line of credit interest expense totaled 0.21% and 0.21% (annualized) of average net assets for the year ended May 31, 2012 and the period ended May 31, 2011, respectively.

See Notes to Financial Statements.
64	www.arbitragefunds.com | 1-800-295-4485

Financial Highlights

Year Ended May 31, 2012	Period Ended May 31, 2011(a)
$10.24	$10.00

0.12	0.01
0.09	0.35

0.21	0.36

(0.15)	(0.02)
(0.48)	(0.10)

(0.63)	(0.12)

0.00(c)	0.00(c)

$9.82	$10.24

2.09%	3.57%(e)

$21,389	$11,701

2.42%	4.73%(f)
1.94%	4.24%(f)
1.44%	1.44%(f)
1.25%	0.12%(f)

490%	298%(e)

Annual Report | May 31, 2012	65

The Arbitrage Funds	Notes to Financial Statements
May 31, 2012

1. ORGANIZATION

The Arbitrage Funds (the “Trust”) was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The two series presently authorized are The Arbitrage Fund (the “Arbitrage Fund”), and The Arbitrage Event-Driven Fund (the “Event-Driven Fund”), each a “Fund” and collectively the “Funds”, each a diversified series, which offer two classes of shares. Class R shares and Class I shares of the Arbitrage Fund commenced operations on September 18, 2000 and October 17, 2003, respectively. Class R shares and Class I shares of the Event-Driven Fund commenced operations on October 1, 2010.

The investment objective of the Arbitrage Fund is to achieve capital growth by engaging in merger arbitrage. The investment objective of the Event-Driven Fund is to achieve capital growth by investing in companies that are impacted by corporate events such as mergers, acquisitions, restructurings, recapitalizations, refinancings, reorganizations and other special situations.

The Funds’ two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and the investment eligibility requirements. Class R shares are subject to an annual distribution fee of up to 0.25% of each Fund’s average daily net assets attributable to Class R shares, whereas Class I shares are not subject to any distribution fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of investments —The Funds’ portfolio securities are valued as of the close of trading of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Common stocks and other securities, including open short positions that are traded on a securities exchange, are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Put and call options and securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the

66	www.arbitragefunds.com | 1-800-295-4485

The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

day on which the instrument is being valued. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service (see Note 7). As of May 31, 2012, the Arbitrage Fund’s fair value of securities valued in accordance with the fair value procedures was $5,084,774 and represented 0.16% of net assets of the Arbitrage Fund. As of May 31, 2012, the Event-Driven Fund’s fair value of securities valued in accordance with the fair value procedures was $25,561 and represented 0.08% of net assets of the Event-Driven Fund.

Fair value measurements — In accordance with the authoritative guidance on fair value measurements under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds recognize transfers between levels as of the beginning of the annual period in which the transfer occurred.

For the year ended May 31, 2012, there have been no significant changes to the Funds’ fair value methodologies. Additionally, during the year ended
May 31, 2012, there were no significant transfers between level 1 and 2 securities.

Annual Report | May 31, 2012	67

The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

Share valuation and redemption fees — The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share, except that, shares of each class are subject to a redemption fee of 2% if redeemed within 30 days of the date of purchase. For the year ended May 31, 2012, proceeds from redemption fees in the Arbitrage Fund were $28,121 in Class R and $22,731 in Class I. For the year ended May 31, 2012, proceeds from redemption fees in the Event-Driven Fund were $811 in Class R and $182 in Class I. The redemption fee is paid directly to each Fund rather than the Adviser and is allocated pro-rata to the shareholders based on net assets.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Short Positions — The Funds may sell securities short for economic hedging purposes. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Portfolio of Investments. The Funds are liable for any dividends payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The Funds are charged an interest rebate expense by the prime broker on securities sold short. The interest rebate expense is charged for the duration of time that a security is sold short and is shown on the Statements of Operations.

Derivative Instruments and Hedging Activities— The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to swap contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

increase in general interest rates will tend to reduce the market value of already income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

A summary of put and call option contracts written in the Arbitrage Fund during the year ended May 31, 2012, is as follows:

	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding at beginning of year	14,979	$581,500	32,911	$4,022,540
Options written	238,039	20,605,053	587,507	54,147,419
Options closed	(13,838)	(1,168,056)	(7,313)	(772,622)
Options exercised	(63,409)	(7,675,344)	(211,743)	(27,740,792)
Options expired	(165,746)	(11,743,070)	(316,070)	(24,498,928)

Options outstanding at end of year	10,025	$600,083	85,292	$5,157,617

A summary of put and call option contracts written in the Event-Driven Fund during the year ended May 31, 2012, is as follows:

	Put Contracts	Put Premiums	Call Contracts	Call Premiums
Options outstanding at beginning of year	35	$2,522	347	$47,554
Options written	6,216	463,451	15,558	1,162,704
Options closed	(477)	(55,996)	(249)	(21,152)
Options exercised	(1,918)	(164,572)	(5,297)	(486,234)
Options expired	(3,424)	(212,034)	(9,128)	(649,349)

Options outstanding at end of year	432	$33,371	1,231	$53,523

Foreign currency exchange contracts: The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Funds’ foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Funds’ securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

Warrants: The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Equity swap contracts: The Funds may invest in swaps for the purpose of managing exposure to interest rate, credit or market risk. Additionally, the Funds enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Funds than if the Funds had invested directly in such securities. An equity swap contract entitles the Funds to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Funds to pay the counterparty any depreciation on the security. Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Funds will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Funds’ custodian and/or counterparty’s broker. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Pursuant to the Funds’ derivative ISDA Master Agreements, the Funds are required to maintain sufficient collateral or maintain a predetermined level of net assets. Any election to early terminate could be material to the financial statements. The values of all derivative instruments with credit-risk-related contingent features that are in a net liability position at May 31, 2012 in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Annual Report | May 31, 2012	71

The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

Fair Value of Derivative Instruments — Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty. The fair value of derivative instruments for the Funds as of May 31, 2012, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Arbitrage Fund
Foreign currency contracts	Unrealized Appreciation on Forward foreign currency exchange contracts	$45,490,602	Unrealized depreciation on forward foreign currency exchange contracts	$21,765,979
Equity Contracts (swap contracts)	Unrealized appreciation on equity swap contracts	898,286	Unrealized depreciation on equity swap contracts	17,549,959
Equity Contracts (rights and warrants)	Investments: At value	10,900,988	Securities sold short, at value	10,900,995
Equity Contracts (purchased option contracts)	Investments: At value	23,580,560
Equity Contracts (written option contracts)			Written options, at value	3,635,981

		$80,870,436		$53,852,914

Event-Driven Fund
Foreign currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	$400,691	Unrealized depreciation on forward foreign currency exchange contracts	$181,439
Equity Contracts (swap contracts)	Unrealized appreciation on equity swap contracts	126	Unrealized depreciation on equity swap contracts	171,522
Equity Contracts (rights and warrants)	Investments: At value	79,023	Securities sold short, at value	79,027
Equity Contracts (purchased option contracts)	Investments: At value	354,423
Equity Contracts (written option contracts)			Written options, at value	48,149

		$834,263		$480,137

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

The effect of derivative instruments on the Funds’ Statement of Operations for the year ended May 31, 2012, was as follows:

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income
Arbitrage Fund
Foreign currency contracts	Net realized gains (losses) from: Foreign currency transactions / Net change in unrealized appreciation (depreciation) on: Foreign currency transactions	$(20,476,552)	$44,992,020
Equity Contracts (swap contracts)	Net realized gains (losses) from: Equity swap contracts / Net change in unrealized appreciation (depreciation) on: Equity swap contracts	(2,585,440)	(16,226,039)
Equity Contracts Long (rights and warrants)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	67,566	(856,845)
Equity Contracts Short (rights and warrants)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Securities sold short	(14,772)	(748,287)
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	(9,045,555)	(2,631,544)
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	36,741,453	3,634,869

		$4,686,700	$28,164,174

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income
Event-Driven Fund Foreign currency contracts	Net realized gains (losses) from: Foreign currency transactions / Net change in unrealized appreciation (depreciation) on: Foreign currency transactions	$(125,663)	$364,785
Equity Contracts (swap contracts)	Net realized gains (losses) from: Equity swap contracts / Net change in unrealized appreciation (depreciation) on: Equity swap contracts	63,444	(171,140)
Equity Contracts Long (rights and warrants)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	175	4,938

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income
Equity Contracts Short (rights and warrants)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Securities sold short	(317)	(8,863)
Equity Contracts (purchased option contracts)	Net realized gains (losses) from: Investments / Net change in unrealized appreciation (depreciation) on: Investments	(445,052)	1,648
Equity Contracts (written option contracts)	Net realized gains (losses) from: Written option contracts / Net change in unrealized appreciation (depreciation) on: Written option contracts	888,291	52,194

		$380,878	$243,562

Volume of Derivative Instruments for the Arbitrage Fund during the Year Ended May 31, 2012:

Derivative Type	Unit of Measurement	Average
Equity Swap Contracts	Notional Quantity	52,890,867
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/Receive	(3,511,188,361)
Purchased Option Contracts	Contracts	27,580
Rights & Warrants Long Positions	Shares	1,240,833
Rights & Warrants Short Positions	Shares	(1,115,277)
Written Option Contracts	Contracts	(68,441)

Volume of Derivative Instruments for the Arbitrage Event-Driven Fund during the Year Ended May 31, 2012:

Derivative Type	Unit of Measurement	Average
Equity Swap Contracts	Notional Quantity	431,223
Forward Foreign Currency Exchange Contracts	Net Contracts to Deliver/Receive	(16,119,807)
Purchased Option Contracts	Contracts	761
Rights & Warrants Long Positions	Shares	25,465
Rights & Warrants Short Positions	Shares	(8,022)
Written Option Contracts	Contracts	(1,378)

Investment income — Interest income and interest rebate expense is accrued as earned. Dividend income and expense are recorded on the ex-dividend date, net of any non-reclaimable tax withholdings.

Dividends and distributions to shareholders — Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Funds.

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

Allocation between classes — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon the proportionate shares of total net assets of each Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon the proportionate share of total net assets of each Fund.

Offering costs — Offering costs, including costs of printing initial prospectuses, legal and registration fees, have been amortized over twelve months from the inception date of the Event-Driven Fund. As of May 31, 2012, the offering costs are fully amortized for the Event-Driven Fund.

Federal income tax — It is the Funds’ policy to continue to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a fund so qualifies and distributes at least 90% of its taxable net income, a fund (but not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

3. INVESTMENT TRANSACTIONS

During the year ended May 31, 2012 for the Arbitrage Fund and the Event-Driven Fund, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, U.S. government securities, equity swap contracts, purchased and written option contracts and securities sold short, were as follows:

	Arbitrage Fund	Event-Driven Fund
Purchases	$ 13,175,485,280	$ 136,061,759
Sales and Maturities	12,940,480,628	118,894,957

4. LINE OF CREDIT

The Trust, on behalf of the Funds, entered into an agreement which enables the Funds to participate in a $200,000,000 unsecured committed revolving line of credit with State Street Bank and Trust Company (the “Custodian”). Borrowings will be made solely to temporarily finance the purchase or sale of securities or to finance the redemption of the shares of an investor of the Funds. Interest is charged to the Funds based on their borrowings at a rate per annum of the higher of the LIBOR rate plus 1.25% and the overnight federal funds rate plus 1.25%. In addition, a commitment fee of 0.12% per annum is payable at the end of each calendar quarter. The Trust accrues, on behalf of each of the Funds, the commitment fee on the unused portion of the line of credit. Such fees are included in custodian and bank service fees on the Statements of Operations.

The Arbitrage Fund did not have outstanding borrowings at May 31, 2012. For the year ended May 31, 2012, the Arbitrage Fund had average borrowings of $38,522,059 over a period of 17 days at a weighted average interest rate of 1.386%. Interest expense of $25,255 and commitment fees of $115,111 accrued under the line of credit for the Arbitrage Fund during the year ended May 31, 2012 are included in line of credit interest expense on the Arbitrage Fund’s Statement of Operations.

The Event-Driven Fund had outstanding borrowings at May 31, 2012 in the amount of $ 2,800,000. For the year ended May 31, 2012, the Event-Driven Fund had average borrowings of $2,168,735

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

over a period of 249 days at a weighted average interest rate of 1.398%. Interest expense on the line of credit for the Event-Driven Fund during the year ended May 31, 2012 is shown as line of credit interest expense on the Event-Driven Fund’s Statement of Operations.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Funds’ investments are managed by Water Island Capital, LLC (the “Adviser”) under the terms of Investment Advisory Agreements. Under the Investment Advisory Agreement between the Adviser and the Arbitrage Fund, as amended and restated on October 1, 2007, the Arbitrage Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% on the first $250 million, 1.20% on the next $50 million, 1.15% on the next $50 million, 1.10% on the next $75 million, 1.05% on the next $75 million and 1.00% for amounts over $500 million, based on the Arbitrage Fund’s average daily net assets. Under the Investment Advisory Agreement between the Adviser and the Event-Driven Fund dated September 27, 2010, the Event-Driven Fund pays the Adviser an annual fee, which is computed and accrued daily and paid monthly, of 1.25% based on the Event-Driven Fund’s average daily net assets.

The Adviser has contractually agreed, at least until August 31, 2015, to waive its advisory fee and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.69% of the Funds’ average daily net assets attributable to Class R shares and 1.44% of the Funds’ average daily net assets attributable to Class I shares.

The Adviser is permitted to recapture fees waived and expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation of each class, provided, however, that the Adviser shall only be entitled to recapture such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. The Adviser can recapture any fees it has waived within the three-year period subject to the applicable annual rate of 1.69% for Class R shares and 1.44% for Class I shares. As of May 31, 2012, no fees were available to be recaptured for the Arbitrage Fund. As of May 31, 2012, the Adviser may in the future recapture from the Event-Driven Fund fees waived and expenses reimbursed totaling $115,887 of which $115,887 expires May 31, 2015. No amounts were actually recaptured during this fiscal year.

Certain officers of the Trust are also officers of the Adviser. The Vice President of the Trust also serves as Chief Compliance Officer (“CCO”) of the Trust and of the Adviser. The Funds pay the Adviser 50% of the CCO’s salary for providing CCO services.

Administration Agreement

Effective August 8, 2011, ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $300,000. The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses. Certain officers of the Trust are also officers of the Administrator.

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

Prior to August 8, 2011, under the terms of the Previous Administration Agreement, SEI Investments Global Funds Services (the “Previous Administrator”) supplied administrative and fund accounting services to the Funds, supervised the preparation of tax returns, and coordinated the preparation of reports to shareholders and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, the Previous Administrator received a monthly fee at an annual rate of 0.10% of the Arbitrage Fund’s average daily net assets on the first $250 million; 0.095% of such assets on the next $250 million; and 0.08% of such assets in excess of $500 million, subject to a minimum annual fee of $225,000 for the Arbitrage Fund for the period beginning September 1, 2009 and ending August 1, 2011. The Previous Administrator received a monthly fee at an annual rate of 0.08% of the Event-Driven Fund’s average daily net assets on the first $300 million; 0.075% on net assets between $300 million and $800 million; and 0.06% of such assets in excess of $800 million. For the year ended May 31, 2012, the Previous Administrator was paid $481,214 and $3,931 by the Arbitrage Fund and Event-Driven Fund, respectively, under the Previous Administration Agreement. Certain prior officers of the Trust were also officers of the Previous Administrator. Such prior officers were paid no fees by the Trust for serving as officers of the Trust.

Distribution Agreement

Effective August 1, 2011, ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributors. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Funds have adopted, with respect to its Class R shares, a plan of distribution pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds’ Class R shares and for services provided to shareholders. The Plan is a “reimbursement” plan. This means that a Fund’s Class R shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others. Under the distribution plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Funds has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to a Fund’s Class R shares. During the fiscal year ended May 31, 2012, The Arbitrage Fund’s Class R shares incurred $2,551,874 in distribution expenses, all of which was used to compensate broker-dealers. With respect to The Arbitrage Event-Driven Fund, during the fiscal year ended May 31, 2012, The Arbitrage Event-Driven Fund’s Class R shares incurred $18,985 in distribution expenses, all of which was used to compensate broker-dealers.

Prior to August 1, 2011, the Funds had adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Previous Plan”) for Class R shares, which permitted Class R to reimburse the Adviser, SEI Investments Distribution Co. (the “Previous Distributor”) and others monthly for expenses incurred in the distribution and promotion of Class R shares. Under the Previous Plan, Class R compensated any broker-dealer with whom the distributor or the Funds, on behalf of Class R shares, has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for previous distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

attributable to their efforts. The amount of payments under the Previous Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to Class R shares.

Under the terms of a Previous Plan between the Trust and the Previous Distributor, the Previous Distributor served as principal underwriter and national distributor for the shares of the Funds. The Funds’ shares are sold on a no-load basis and, therefore, the Previous Distributor received no sales commissions or sales loads for providing services to the Funds. The Previous Distributor was an affiliate of SEI Investments Global Funds Services.

Principal Financial Officer

ALPS receives an annual fee of $10,000 for providing Principal Financial Officer (“PFO”) services to the Trust. ALPS is compensated under the PFO Services Agreement.

Transfer Agent And Shareholder Services Agreement

DST Systems, Inc. (“DST”) maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Arbitrage Fund and Event-Driven Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, prior to August 1, 2011, DST received from the Funds a monthly complex minimum fee, including two cusips (i.e., an individual share class), at an annual rate of $65,000 per year. For each cusip thereafter, an additional fee is applied at a minimum fee of $10,000 per cusip per year.

Under the terms of the amended Transfer Agent and Shareholder Services Agreement between the Trust and DST, DST receives from the Funds a monthly complex minimum fee, including two cusips (i.e., an individual share class), at an annual rate of $67,795 per year. For each cusip thereafter, an additional fee is applied at a minimum fee of $10,430 per cusip per year. There were no additional cusips for the year ended May 31, 2012. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, telephone services, record storage and communication lines. These out-of-pocket expenses are included in transfer agent fees on the Funds Statement of Operations.

6. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2012	Year Ended May 31, 2011
Arbitrage Fund - Class R
Shares sold	51,063,016	36,911,249
Shares issued in reinvestment of dividends	1,802,971	1,448,057
Shares redeemed	(42,289,064)	(31,248,196)

Net increase in shares outstanding	10,576,923	7,111,110

Shares outstanding at beginning of year	67,860,605	60,749,495

Shares outstanding at end of year	78,437,528	67,860,605

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

Arbitrage Fund - Class I
Shares sold	90,987,731	97,992,569
Shares issued in reinvestment of dividends	1,607,830	1,529,559
Shares redeemed	(36,469,014)	(41,656,416)

Net increase in shares outstanding	56,126,547	57,865,712

Shares outstanding at beginning of year	103,788,187	45,922,475

Shares outstanding at end of year	159,914,734	103,788,187

	Year Ended May 31, 2012	Period Ended May 31, 2011(a)
Event-Driven Fund - Class R
Shares sold	878,057	483,239
Shares issued in reinvestment of dividends	47,344	536
Shares redeemed	(483,842)	(8,042)

Net increase in shares outstanding	441,559	475,733

Shares outstanding at beginning of period	475,733	–

Shares outstanding at end of period	917,292	475,733

Event-Driven Fund - Class I
Shares sold	1,541,957	1,169,086
Shares issued in reinvestment of dividends	83,596	3,045
Shares redeemed	(589,183)	(29,886)

Net increase in shares outstanding	1,036,370	1,142,245

Shares outstanding at beginning of period	1,142,245	–

Shares outstanding at end of period	2,178,615	1,142,245

(a)	Commenced operations on October 1, 2010.

7. FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the amounts of dividends, interest and

Annual Report | May 31, 2012	79

The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SECURITIES LENDING

In order to generate additional income, the Funds may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities.

Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, they have the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Funds, the Funds bear the risk of delay in the recovery of portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. There were no securities on loan in the Funds during the year ended May 31, 2012.

10.	FEDERAL TAX INFORMATION

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Funds’ intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount of distributions from net investment income and net realized gains, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either temporary or permanent in nature and permanent differences are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid—in capital as appropriate in the period that the differences arise.

Permanent differences between the Funds’ financial statement and income tax reporting requirements are primarily attributable to gains and losses on certain foreign currency related transactions, short sale related dividend expense, non-deductible excise tax, investments in

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The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

Passive Foreign Investment Companies, and investments in swaps. These have no effect on the Funds’ net assets or net asset value per share.

The following permanent differences have been reclassified to/(from) the following accounts in the Arbitrage Fund as of May 31, 2012:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$ 867,754	$ (867,740)	$ (14)

These reclassifications had no impact on net assets or net asset value per share.

The following permanent differences have been reclassified to/(from) the following accounts in the Event-Driven Fund as of May 31, 2012:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$ 89,388	$ (89,388)	$ –

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the year ended May 31, 2012 and May 31, 2011 for the Arbitrage Fund was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
5/31/12	$57,040,655	$466,733	$57,507,388
5/31/11	$49,249,423	$17,482	$49,266,905

The tax character of dividends and distributions declared during the year ended May 31, 2012 and the period ended May 31, 2011 for the Event-Driven Fund was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains*	Total Distributions
5/31/12	$1,348,474	$—	$1,348,474
5/31/11	$37,105	$—	$37,105

*The Funds designate these distributions as long-term capital gain dividends per IRC code section 852(b)(3)(C).

As of May 31, 2012, the Funds’ components of distributable earnings on a tax basis were as follows:

	Arbitrage Fund	Event-Driven Fund
Undistributed ordinary income	$86,556,850	$1,074,198
Unrealized depreciation	(58,327,288)	(1,648,408)
Other cumulative effect of timing differences	(24,445,437)	(286,012)
Total distributable earnings	$3,784,125	$(860,222)

Annual Report | May 31, 2012	81

The Arbitrage Funds	Notes to Financial Statements (continued)
May 31, 2012

The following information is computed on a tax basis for each item as of May 31, 2012:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized (Depreciation)
Arbitrage Fund	$2,974,930,424	$22,677,961	$(100,729,923)	$19,724,674	$(58,327,288)
Event-Driven Fund	$35,944,258	$179,701	$(2,129,213)	$301,104	$(1,648,408)

The differences between book–basis and tax–basis net unrealized appreciation/(depreciation) for the Arbitrage Fund and the Arbitrage Event-Driven Fund are attributable to foreign currency mark-to-market, investments in passive foreign investment companies, constructive sales, straddle adjustments, and wash sales.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

11. RECENT ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurement”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments have on the Funds’ financial statements.

12. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of May 31, 2012. However, effective June 1, 2012, both Funds offered a new C share class. The classes differ only in their ongoing fees and investment eligibility requirements.

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The Arbitrage Funds	Disclosure of Fund Expenses
May 31, 2012 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution (12b-1) expenses, redemption fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown may not apply to your specific investment.

Annual Report | May 31, 2012	83

The Arbitrage Funds	Disclosure of Fund Expenses (continued)
May 31, 2012 (Unaudited)

	Beginning Account Value 12/01/2011	Ending Account Value 05/31/2012	Expense Ratio(a)	Expenses Paid During Period(b)
The Arbitrage Event-Driven Fund
Class R
Actual	$1,000.00	$1,005.10	2.39%	$11.98
Hypothetical (5% return before expenses)	$1,000.00	$1,013.05	2.39%	$12.03
Class I
Actual	$1,000.00	$1,006.20	2.12%	$10.63
Hypothetical (5% return before expenses)	$1,000.00	$1,014.40	2.12%	$10.68

The Arbitrage Fund
Class R
Actual	$1,000.00	$995.80	2.40%	$11.97
Hypothetical (5% return before expenses)	$1,000.00	$1,013.00	2.40%	$12.08
Class I
Actual	$1,000.00	$997.40	2.13%	$10.64
Hypothetical (5% return before expenses)	$1,000.00	$1,014.35	2.13%	$10.73

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Arbitrage Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Arbitrage Funds (comprising, respectively, The Arbitrage Fund and The Arbitrage Event-Driven Fund) (the Funds) as of May 31, 2012, the related statements of operations, the statements of changes in net assets, the financial highlights for the year then ended, and the statement of cash flows of The Arbitrage Event-Driven Fund for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights of the Funds for the periods presented through May 31, 2011, were audited by other auditors whose report dated August 1, 2011, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of The Arbitrage Fund and the Arbitrage Event-Driven Fund constituting The Arbitrage Funds at May 31, 2012, the results of their operations, the changes in their net assets, the financial highlights for the year then ended, and the statement of cash flows of The Arbitrage Event-Driven Fund for the year then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 30, 2012

Annual Report | May 31, 2012	85

The Arbitrage Funds	Additional Information
May 31, 2012 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent fiscal year ending June 30, 2012 will be available without charge upon request by calling toll-free 1-800-295-4485, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-800-295-4485. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TAX INFORMATION

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2011:

Fund	Dividends Received Deduction	Qualified Dividend Income
Arbitrage Fund	0%	0%
Event-Driven Fund	0%	0%

In early 2012, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2011 via Form 1099. The Funds will notify shareholders in early 2013 of amounts paid to them by the Funds, if any, during the calendar year 2012.

4. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 8, 2012, the Audit Committee of the Board of Trustees (the “Board”) of The Arbitrage Funds (the “Trust”) recommended, and the Board appointed, Ernst & Young LLP as the Trust’s independent registered public accounting firm for the fiscal year ended May 31, 2012. The Trust’s previous independent registered public accounting firm, Tait, Weller & Baker LLP (“Tait Weller”), was dismissed as of that date. The previous reports issued by Tait Weller on the Trust’s financial statements for the fiscal years ended May 31, 2010 and May 31, 2011 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods referred to above and the interim period beginning June 1, 2011 through May 8, 2012 (i) there were no disagreements with Tait Weller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait Weller, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

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The Arbitrage Funds	Additional Information (continued)
May 31, 2012 (Unaudited)

As indicated above, the Trust appointed Ernst & Young LLP as the independent registered public accounting firm to audit the Trust’s financial statements for the fiscal year ended May 31, 2012. During the Trust’s fiscal years ended May 31, 2010 and May 31, 2011 and the interim period commencing June 1, 2011 and ending May 8, 2012, neither the Trust nor anyone on its behalf has consulted Ernst & Young LLP on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Annual Report | May 31, 2012	87

The Arbitrage Funds	Trustees’ Renewal of Advisory Agreements
May 31, 2012 (Unaudited)

On May 8, 2012, the Board of Trustees (the “Board”) of The Arbitrage Funds (the “Funds”), including a majority of its independent Trustees, approved the continuation of the Funds’ investment advisory agreements with Water Island Capital, LLC, the Fund’s investment adviser (hereafter referred to as the “Adviser”). The Board determined that continuation of the investment advisory agreements was in the best interests of the Funds and their shareholders. The Board based its decision upon its most recent review of the Adviser’s investment personnel, portfolio management process, and performance. The Board discussed the factors below, among others. However, no single factor determined whether the Board approved the continuation of the investment advisory agreements. Rather, it was the totality of the factors that led to the decision.

Nature, Extent and Quality of Service

The Board reviewed the services provided by the Adviser and the qualifications and backgrounds of the persons responsible for managing and providing services to the Funds. They also considered the financial information regarding the Adviser that had been provided to them to assess whether adequate resources were available to provide the level of service expected to be provided to the Funds. The Board determined that the Adviser and its personnel are well-qualified to provide all required services to the Funds and are providing services that are of high quality, and that it has appropriate resources to continue to provide such services.

Performance

The Board reviewed the performance of the Funds relative to mutual funds in the Funds’ peer groups, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The Board determined that the Funds’ investment strategies were performing as anticipated and that the investment methodology being employed in management of the Funds was delivering value to the Funds and their shareholders. The Board concluded that the Funds’ performance warranted continuation of the investment advisory agreements.

Cost

The Board considered each Fund’s overall expense ratio, comparing it to other similarly managed mutual funds. In its consideration of each Fund’s overall expense ratio, the Board also considered the Adviser’s long term commitment to cap operating expenses, reflected first in its decision to waive a portion of its advisory fee, and then, with respect to the Arbitrage Fund, in its decision to permanently lower its advisory fee. The Board recognized that each Fund’s overall expense ratio is competitive with comparably managed funds and concluded that shareholders are receiving quality investment options for a reasonable price. The Board also concluded that, although the advisory fees payable to the Adviser are somewhat higher than the average of fees for other comparably managed funds, the fees are reasonable given the quality of services provided by the Adviser and the complexity of investment strategies implemented by the Adviser.

Profitability of the Adviser

The Board considered the Adviser’s profitability with regard to its management of the Funds, concluding that the Adviser’s profitability was not excessive and therefore was a secondary factor in connection with the evaluation of advisory fees paid by the Funds.

Economics of Scale and Ancillary Benefits

The Board concluded that the breakpoints incorporated in the advisory agreements reflect economics of scale realized as the Funds grow.

The Board also considered the “ancillary benefits” to the Adviser, viewing these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds. The Board did consider the level of soft dollar activity, concluding that research derived from these trades was useful to the Funds and their shareholders.

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The Arbitrage Funds	Trustees & Officers
May 31, 2012 (Unaudited)

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request. In May 2012, the Board voted to increase the number of Trustees from five to six, and elected Robert Herrmann to fill the vacancy created by increasing the number of Trustees. The Board also voted to appoint Burton Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant. The Board voted to appoint Mr. Lehman as an adviser to the Board with the expectation that within a couple of years it will call a meeting of shareholders to elect trustees and Mr. Lehman will be one of the nominees. Subsequent to these events, Joel Ackerman resigned from the Board effective May 22, 2012.

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board; provided, however, with respect to Messrs. John Alvarado, Burtt Ehrlich, Jay Goldberg, Robert Herrmann, Burton Lehman (if elected a Trustee) and John Orrico, the mandatory retirement age is 77.

Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust:

INTERESTED TRUSTEES:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 51)	Since May 2000	President, Secretary, Treasurer and Trustee	General Partner, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	2
Joel C. Ackerman** 295 Central Park West New York, NY 10024 (Age 66)	Since May 2000	Trustee	Private investor and consultant. During 2003, Partner with Crossroads Investments LP. Prior to September 2003, Partner of LRL Capital (hedge fund).	None	2
*	John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
**

Joel C. Ackerman resigned as a Trustee effective as of May 22, 2012. Mr. Ackerman was an “interested person” because he was formerly employed by, and retains an indirect economic interest in, the Adviser.

Annual Report | May 31, 2012	89

The Arbitrage Funds	Trustees & Officers (continued)
May 31, 2012 (Unaudited)

INDEPENDENT TRUSTEES AND ADVISER TO THE BOARD:

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Burtt R. Ehrlich* 636 Riversville Road Greenwich Connecticut 06831 (Age 72)	Since March 2005	Trustee	Retired.	Member of the Board of Directors of Clarus Corporation and P.C. Group FWC.	2
Jay N. Goldberg Hudson Venture Partners 535 Fifth Avenue 14th Floor New York, NY 10017 (Age 68)	Since May 2000	Trustee	General Partner of Hudson Ventures (venture capital firm).	None	2
John C. Alvarado The Seaport Group 1200 Smith Street Suite 1600 Houston, TX 77002 (Age 52)	Since December 2003	Trustee	Managing Director of Energy Related Corporate Finance for The Seaport Group, a credit focused investment bank. Prior to joining The Seaport Group, Mr. Alvarado was Founder and Managing Member of Power Capital Partners, LLC, an energy related financial consulting firm (2000-2010).	None	2
Robert P. Herrmann 59 Rumson Road, Rumson, NJ 07760 (Age 49)	Since May 2012	Trustee	Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009- present). Previously, CEO and director of Loring Ward International, Ltd. and President of SA Funds- Investment Trust (2005-2009).	None	2

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The Arbitrage Funds	Trustees & Officers (continued)
May 31, 2012 (Unaudited)

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Burton Lehman 919 Third Avenue, New York, NY 10022 (Age 72)	Since May 2012	Adviser to the Board	Of Counsel for Schulte, Roth & Zabel (2007 – 2012). Previously, Senior Advisor and General Counsel of Tishman Speyer Properties (2003-2006) and Partner at Schulte Roth & Zabel (1969-2003).	None	2
* Mr. Ehrlich is the only Trustee that is a director of a public company. EXECUTIVE OFFICERS:
Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Matthew Hemberger 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 52)	Since May 2000	Vice President, Anti-Money Laundering Officer, Chief Compliance Officer	CFO (2002 – present) and Chief Compliance Officer (2000 – January 2012) of Water Island Capital, LLC.	N.A.	N.A.
Kim Storms ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 (Age 40)	Since August 2011	Chief Financial Officer	Director of Fund Administration (2004-Present), Senior Vice President (2009-Present) and Vice President (2005-2009), ALPS Fund Services, Inc. Treasurer of ALPS ETF Trust; Assistant Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Tilson Investment Trust, and Financial Investors Trust, and Assistant Secretary of Ameri stock Mutual Fund, Inc.*	N.A.	N.A.
*	ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent for the Funds, and is an affiliated person of ALPS Distributors, Inc., the distributor of the Funds.

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

Annual Report | May 31, 2012	91

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The Arbitrage Fund
The Arbitrage Event-Driven Fund
800-295-4485 www.arbitragefunds.com
Adviser	Water Island Capital, LLC
41 Madison Avenue, 42nd Floor
New York, NY 10010

Distributor	ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent	DST Systems, Inc.
P.O. Box 219842
Kansas City, MO 64121-9842

Custodian	State Street Bank & Trust
225 liberty Street
New York, NY 10281

This material must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is John C. Alvarado, who is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2012 and May 31, 2011, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $39,900 and $37,000, respectively. For the Registrant’s fiscal year ended May 31, 2012, Ernst & Young served as principal accountant and for the Registrant’s fiscal year ended May 31, 2011, Tait, Weller & Baker served as principal accountant. In 2012, the amount of $39,900 was paid to Ernst & Young and in 2011, the amount of $37,000 was paid to Tait, Weller & Baker.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2012 and May 31, 2011, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of the Registrant’s annual financial statements were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2012 and May 31, 2011, aggregate fees of $7,000, and $0, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The Registrant’s fiscal year ended May 31, 2012, Ernst & Young served as principal accountant and for Registrant’s fiscal year ended May 31, 2011, Tait, Weller & Baker served as principal accountant. In 2012, the amount of $7,000 was paid to Ernst & Young and in 2011, no tax services were paid to Tait, Weller & Baker.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2012 and May 31, 2011, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended May 31, 2012 and May 31, 2011 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President and Treasurer

Date:	August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Orrico
John S. Orrico
President and Treasurer

Date:	August 8, 2012

By:	/s/ Kim Storms
Kim Storms
Chief Financial Officer

Date:	August 8, 2012